UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-22744

American Funds Corporate Bond Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2023

Becky L. Park

American Funds Corporate Bond Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

American Funds Corporate Bond Fund® Annual report for the year ended May 31, 2023

A research-driven
fund focused on
investment-grade
corporate bonds

American Funds Corporate Bond Fund seeks to provide maximum total return consistent with capital preservation and prudent risk management.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For over 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares. Class F-2 share results are shown at net asset value unless otherwise indicated. If a sales charge (maximum 3.75%) had been deducted from Class A shares, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended June 30, 2023 (the most recent calendar quarter-end):

	Cumulative total return	Average annual total return
			Lifetime
	1 year	5 years	(since 12/14/12)

Class A shares (reflecting 3.75% maximum sales charge)	–2.70%	1.00%	2.05%
Class F-2 shares	1.33	2.06	2.54

The total annual fund operating expense ratios are 0.69% for Class A shares and 0.44% for Class F-2 shares as of the prospectus dated August 1, 2024 (unaudited). The expense ratios are restated to reflect current fees. The net expense ratios are 0.68% for Class A shares and 0.43% for Class F-2 shares.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently reimbursing a portion of other expenses. This reimbursement will be in effect through at least August 1, 2024. After that time, the adviser may elect at its discretion to extend, modify or terminate the reimbursement. Investment results and the net expense ratio shown reflect the reimbursement, without which the results would have been lower and the expenses would have been higher. Refer to the fund’s most recent prospectus for details. Visit capitalgroup.com for more information.

The fund’s 30-day yield as of May 31, 2023, was 4.27% (4.23% without the reimbursement) for Class A shares and 4.72% (4.68% without the reimbursement) for F-2 shares, calculated in accordance with the U.S. Securities and Exchange Commission formula. The Class A share result reflects the 3.75% maximum sales charge.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Investing in bonds issued outside the U.S. may be subject to additional risks. They include currency fluctuations, political and social instability, differing securities regulations and accounting standards, higher transaction costs, possible changes in taxation, illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

3	The value of a $10,000 investment

4	Summary investment portfolio

20	Financial statements

50	Board of trustees and other officers

Fellow investors:

We are pleased to present you with the annual report for American Funds Corporate Bond Fund. For the 12 months ended May 31, 2023, the fund’s Class F-2 shares declined 1.53%, with all dividends reinvested. The fund’s primary benchmark, the Bloomberg U.S. Corporate Investment Grade Index, declined 1.70%, while the fund’s peer group, as measured by the Lipper Corporate Debt Funds BBB-Rated Average, declined 2.26%.

During this time, the fund generated dividends totaling about 30.56 cents a share, providing investors who reinvested dividends with an income return of 3.16%.

At the end of the period, the fund’s corporate holdings represented about 85.12% of the portfolio. Holdings in the broader industrial sector accounted for about 47.47% of the portfolio, while financials represented 22.83% and utilities 14.82% of the portfolio. U.S. Treasury notes, accounted for roughly 5.82% of the portfolio. U.S.-domiciled issuers made up about 80.7% of the fund; issuers domiciled in the United Kingdom, Canada, Switzerland, Ireland, France and Germany were most represented in the remainder. All securities are, and have been, denominated in U.S. dollars. At fiscal year-end, cash and equivalents stood at 7.5%. A complete list of fund holdings begins on page 4.

Economic backdrop

The U.S. economy (real Gross Domestic Product) rose an annualized 1.3% in the first quarter of 2023 according to the second estimate by the Bureau of Economic Analysis. This followed a 2.6% increase in GDP during the fourth quarter of 2022. The Consumer Price Index rose 4.9% year-over-year in April 2023, which was a marginal decrease from the 5% year-over-year increase in March.

U.S. bond markets as measured by the Bloomberg U.S. Aggregate Index, advanced 2.96% over the first quarter of 2023 and 2.46% over the year-to-date period but declined 2.14% over the fund’s 12-month fiscal year. The U.S. Federal Reserve (Fed) raised its benchmark interest rate by 50 basis points (bps) total in the first quarter of 2023. Policymakers sustained the inflation fight despite concerns that stress in the banking sector following the collapse of Silicon Valley Bank, Signature Bank and First Republic Bank could tighten credit availability and push the economy into a recession. Inflation continued to moderate. The U.S. Treasury yield curve inverted during the fiscal year as short-term rates rose, pushing the spread between 10-year notes and two-year notes down past zero to end the fiscal year at -0.76%. The Bloomberg U.S. Credit Index rose 2.81% year to date. Mortgage-backed securities

Results at a glance

For periods ended May 31, 2023, with all distributions reinvested

	Cumulative total returns		Average annual total returns
	6 months	1 year	5 years	10 years	Lifetime (since 12/14/12)

American Funds Corporate Bond Fund (Class A shares)	2.41%	–1.77%	1.71%	2.61%	2.44%
American Funds Corporate Bond Fund (Class F-2 shares)	2.55	–1.53	1.99	2.75	2.56
Bloomberg U.S. Corporate Investment Grade Index[1]	2.33	–1.70	1.56	2.31	2.15
Lipper Corporate Debt Funds BBB-Rated Average[2]	2.27	–2.26	1.28	1.97	1.87
Lipper Corporate Debt Funds A-Rated Average[2]	1.96	–3.18	0.90	1.77	1.66

[1]	Source: Bloomberg Index Services Ltd. The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[2]	Source: Refinitiv Lipper. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category.

Since the fund’s inception through July 29, 2016, certain fees, such as 12b-1 fees, were not charged on Class A shares. If these expenses had been deducted, results would have been lower.

American Funds Corporate Bond Fund	1

(MBS) also rose, with the Bloomberg U.S. Mortgage Backed Securities Index up 2.30% year to date, despite option-adjusted spreads widening over the fiscal year. The option-adjusted spread (OAS) is a metric used in fixed income investments to evaluate the additional yield demanded by investors for taking on risk associated with embedded options in bonds.

Corporate bond market

As the fund’s fiscal year ended in May of this year, the Fed approved another quarter-percentage-point hike, as the central bank continued the fight against inflation, which left the fed funds rate at a target range of 5.00%-5.25%, the highest level since August 2007. Shortly thereafter, the Fed skipped a hike at its June 2023 meeting, but signaled that more hikes were possible for the rest of the year. The fund began the fiscal year with credit spreads on investment-grade corporate bonds — the credit spread is the difference in yield between bonds of a similar maturity but with different credit quality and reflects the premium investors receive for assuming credit and liquidity risks — standing at 130 bps over Treasuries. The 10-year U.S. Treasury note yielded 2.85%, up from 1.51% at the start of 2022. Credit spreads continued to widen through the fund’s fiscal year as investors anticipated an economic downturn. Spreads ended the fund’s fiscal year at 138 bps. Meanwhile, U.S. Treasury yields turned higher as inflationary fears added to concerns about additional rate hikes. The 10-year U.S. Treasury yield ended the fiscal year at 3.65%, up over 0.80% from a year earlier.

Companies issued fewer bonds in the first quarter and year to date. Total corporate issuance decreased to $454 billion in the first quarter, compared to $532 billion a year earlier, according to Refinitiv issuance data. Total issuance declined 3.80% (year to date as of May 2023) to $727 billion compared to the same five-month period a year ago.

Inside the fund

As the year progressed, we increased our U.S. Treasury and cash positions and decreased our exposure to financials. We trimmed industrials such as energy and tech, which was partially offset by an increase in pharma, while utilities increased slightly as a percentage of the portfolio.

Regarding portfolio positioning, the portfolio is neutral duration relative to the benchmark, with the expectation that rate volatility will persist in the near to medium term. Duration is a measurement of a fixed income portfolio’s interest rate risk that considers underlying bonds’ maturity, yield, coupon and call features. With respect to credit spreads, the portfolio maintains a moderately underweight position versus the index. In our view, the portfolio maintains a defensive tilt as the multitude of risks to credit spreads is not commensurate with valuations at current levels. The portfolio’s average yield to maturity, which represents the average return of the portfolio over the fiscal period if each security is held to maturity, has remained modestly below that of the benchmark. We believe the portfolio holds ample cash and U.S. Treasuries for liquidity and to fund attractive new investment opportunities.

Outlook

Although the market risks and opportunities are approaching the point where they could neutralize each other, we still see the potential for negative factors to overwhelm the positives. For instance, although U.S. inflation shows signs of moderating, the Fed may continue to raise policy rates to tame stubborn inflation. In addition, central bank policy works with long lags and we cannot rule out a recession as higher rates filter through the economy. We do expect some widening in corporate spreads if the U.S. enters a recession. Finally, many U.S. banks continue to face profitability headwinds due to higher funding costs (what a bank must spend to finance its activities) as their customers seek higher yields than those offered in standard bank deposit accounts. So, while bank deposits have largely stabilized since the turbulent days around the failure of Silicon Valley Bank, the risk of further stress in the financial system should not be ruled out.

The portfolio reflects these dynamics as we seek idiosyncratic opportunities to buy the bonds of companies with compelling fundamentals at reasonable valuations. At the same time, we are maintaining a cushion of liquidity to take advantage of any future market disruptions.

We thank you for making American Funds Corporate Bond Fund part of your portfolio.

Cordially,

Scott Sykes
President

July 12, 2023

Bloomberg U.S. Corporate Investment Grade Index represents the universe of investment grade, publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. This index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes.

Lipper Corporate Debt Funds BBB-Rated Average is composed of funds that invest at least 65% of their assets in corporate and government debt issues rated in the top four grades. The results of the underlying funds in the average include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the fund for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or U.S. federal income taxes.

Bloomberg U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market.

Bloomberg U.S. Mortgage-Backed Securities Index is a market-value-weighted index that covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch, as an indication of an issuer’s creditworthiness.

REITs/Real estate is included in the industrials sector breakdown.

Past results are not predictive of results for future periods.

2	American Funds Corporate Bond Fund

The value of a $10,000 investment

How a hypothetical $10,000 investment has fared for the period December 14, 2012 to May 31, 2023, with all distributions reinvested.

Fund results shown are for Class A shares and Class F-2 shares. Class A shares results reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment1; thus, the net amount invested was $9,625.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	Source: Bloomberg Index Services Ltd. The Bloomberg U.S. Corporate Investment Grade Index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[3]	Source: Refinitiv Lipper. Results of the Lipper Corporate Debt Funds BBB-Rated Average do not reflect any sales charges.

Past results are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares.

Total returns based on a $1,000 investment (for the periods ended May 31, 2023)

	Cumulative total return	Average annual total return
	1 year	5 years	Lifetime (since 12/14/12)

Class A shares*	–5.43%	0.93%	2.06%
Class F-2 shares	–1.53	1.99	2.56

*	Assumes payment of the maximum 3.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently reimbursing a portion of other expenses. This reimbursement will be in effect through at least August 1, 2024. After that time, the adviser may elect at its discretion to extend, modify or terminate the reimbursement. Investment results shown reflect the reimbursement, without which the results would have been lower. Refer to the fund’s most recent prospectus for details. Visit capitalgroup.com for more information.

Although the fund has plans of distribution for Class A shares, fees for distribution services are not paid by the fund on amounts invested in the fund by the fund’s investment adviser. Because fees for distribution services were not charged on these assets, total returns were higher. Refer to the “Plans of distribution” section of the prospectus for information on the distribution service fees permitted to be charged by the fund.

American Funds Corporate Bond Fund	3

Investment portfolio May 31, 2023

Sector diversification	Percent of net assets

Portfolio quality summary*	Percent of net assets
U.S. Treasury and agency†	5.82%
AAA/Aaa	1.82
AA/Aa	13.46
A/A	33.29
BBB/Baa	38.10
Short-term securities & other assets less liabilities	7.51

*	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. In assigning a credit rating to a security, the fund looks specifically to the ratings assigned to the issuer of the security by Standard & Poor’s, Moody’s and/or Fitch. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund’s investment policies. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.
†	These securities are guaranteed by the full faith and credit of the U.S. government.

Bonds, notes & other debt instruments 92.49%	Principal amount (000)		Value (000)
Corporate bonds, notes & loans 85.12%
Financials 22.83%
AerCap Ireland Capital DAC 2.45% 10/29/2026	USD	6,913	$6,168
AerCap Ireland Capital DAC 5.75% 6/6/2028		1,155	1,146
AerCap Ireland Capital DAC 3.00% 10/29/2028		2,852	2,474
AerCap Ireland Capital DAC 3.30% 1/30/2032		3,440	2,798
AerCap Ireland Capital DAC 3.40% 10/29/2033		1,239	987
American Express Co. 5.85% 11/5/2027		309	321
American Express Co. 4.05% 5/3/2029		148	142
American Express Co. 5.043% 5/1/2034 (USD-SOFR + 1.835% on 5/1/2033)[1]		1,339	1,323
American International Group, Inc. 2.50% 6/30/2025		1,000	948
American International Group, Inc. 3.90% 4/1/2026		150	145
American International Group, Inc. 5.125% 3/27/2033		4,160	4,080
American International Group, Inc. 4.80% 7/10/2045		100	88
American International Group, Inc. 4.375% 6/30/2050		1,000	828
Aon Corp. 2.60% 12/2/2031		1,000	830
Aon Corp. 5.00% 9/12/2032		1,500	1,498
Aon Corp. 5.35% 2/28/2033		2,704	2,747
Aon Corp. 3.90% 2/28/2052		500	387
Banco Santander, SA 5.147% 8/18/2025		2,000	1,975
Banco Santander, SA 5.294% 8/18/2027		1,400	1,386
Bank of America Corp. 5.08% 1/20/2027 (USD-SOFR + 1.29% on 1/20/2026)[1]		272	270
Bank of America Corp. 6.204% 11/10/2028 (USD-SOFR + 1.99% on 11/10/2027)[1]		1,900	1,967
Bank of America Corp. 5.202% 4/25/2029 (USD-SOFR + 1.63% on 4/25/2028)[1]		18,100	18,050
Bank of America Corp. 1.898% 7/23/2031 (USD-SOFR + 1.53% on 7/23/2030)[1]		14,548	11,583
Bank of America Corp. 1.922% 10/24/2031 (USD-SOFR + 1.37% on 10/24/2030)[1]		1,751	1,384
Bank of America Corp. 5.015% 7/22/2033 (USD-SOFR + 2.16% on 7/22/2032)[1]		3,211	3,142
Bank of America Corp. 5.288% 4/25/2034 (USD-SOFR + 1.91% on 4/25/2033)[1]		6,789	6,750
Bank of America Corp. 2.972% 7/21/2052 (USD-SOFR + 1.56% on 7/21/2051)[1]		1,290	859
Bank of Ireland Group PLC 6.253% 9/16/2026 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.65% on 9/16/2025)[1,2]		500	498

4	American Funds Corporate Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Bank of Ireland Group PLC 2.029% 9/30/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.10% on 9/30/2026)[1,2]	USD	800	$697
Barclays Bank PLC 6.224% 5/9/2034 (USD-SOFR + 2.98% on 5/9/2033)[1]		5,085	5,137
Berkshire Hathaway Finance Corp. 2.875% 3/15/2032		606	538
Berkshire Hathaway Finance Corp. 4.20% 8/15/2048		313	280
Berkshire Hathaway Finance Corp. 4.25% 1/15/2049		300	271
Berkshire Hathaway Finance Corp. 3.85% 3/15/2052		301	246
Berkshire Hathaway, Inc. 4.50% 2/11/2043		125	119
BlackRock, Inc. 2.10% 2/25/2032		1,050	857
BlackRock, Inc. 4.75% 5/25/2033		2,075	2,055
Blackstone Holdings Finance Co., LLC 5.90% 11/3/2027[2]		1,405	1,433
Blackstone Holdings Finance Co., LLC 6.20% 4/22/2033[2]		390	402
BNP Paribas SA 2.219% 6/9/2026 (USD-SOFR + 2.074% on 6/9/2025)[1,2]		460	427
BNP Paribas SA 2.591% 1/20/2028 (USD-SOFR + 1.228% on 1/20/2027)[1,2]		4,896	4,409
BNP Paribas SA 2.159% 9/15/2029 (USD-SOFR + 1.218% on 9/15/2028)[1,2]		325	273
BNP Paribas SA 2.871% 4/19/2032 (USD-SOFR + 1.387% on 4/19/2031)[1,2]		1,625	1,342
BPCE 1.652% 10/6/2026 (USD-SOFR + 1.52% on 10/6/2025)[1,2]		9,275	8,354
BPCE 2.045% 10/19/2027 (USD-SOFR + 1.087% on 10/19/2026)[1,2]		1,500	1,320
BPCE 2.277% 1/20/2032 (USD-SOFR + 1.312% on 1/20/2031)[1,2]		3,794	2,943
BPCE 5.748% 7/19/2033 (USD-SOFR + 2.865% on 7/19/2032)[1,2]		2,310	2,264
CaixaBank, SA 6.208% 1/18/2029 (USD-SOFR + 2.70% on 1/18/2028)[1,2]		1,950	1,952
Capital One Financial Corp. 5.468% 2/1/2029 (USD-SOFR + 2.08% on 2/1/2028)[1]		1,100	1,070
Charles Schwab Corp. 5.643% 5/19/2029 (USD-SOFR + 2.21% on 5/19/2028)[1]		975	977
Charles Schwab Corp. 5.853% 5/19/2034 (USD-SOFR + 2.50% on 5/19/2033)[1]		920	933
China Ping An Insurance Overseas (Holdings), Ltd. 2.85% 8/12/2031		203	158
Chubb INA Holdings, Inc. 3.35% 5/3/2026		675	659
Chubb INA Holdings, Inc. 1.375% 9/15/2030		1,000	797
Chubb INA Holdings, Inc. 2.85% 12/15/2051		607	414
Chubb INA Holdings, Inc. 3.05% 12/15/2061		673	445
Citigroup, Inc. 2.014% 1/25/2026 (USD-SOFR + 0.694% on 1/25/2025)[1]		2,500	2,353
Citigroup, Inc. 2.572% 6/3/2031 (USD-SOFR + 2.107% on 6/3/2030)[1]		4,000	3,352
Citigroup, Inc. 2.52% 11/3/2032 (USD-SOFR + 1.177% on 11/3/2031)[1]		2,040	1,648
Citigroup, Inc. 3.785% 3/17/2033 (USD-SOFR + 1.939% on 3/17/2032)[1]		2,615	2,323
Citigroup, Inc. 6.27% 11/17/2033 (USD-SOFR + 2.338% on 11/17/2032)[1]		2,765	2,955
Citigroup, Inc. 6.174% 5/25/2034 (USD-SOFR + 2.661% on 5/25/2033)[1]		1,050	1,065
Corebridge Financial, Inc. 3.65% 4/5/2027		806	755
Corebridge Financial, Inc. 3.85% 4/5/2029		757	684
Corebridge Financial, Inc. 3.90% 4/5/2032		4,893	4,247
Corebridge Financial, Inc. 4.35% 4/5/2042		533	427
Corebridge Financial, Inc. 4.40% 4/5/2052		341	260
Credit Suisse Group AG 4.194% 4/1/2031 (USD-SOFR + 3.73% on 4/1/2030)[1,2]		1,920	1,692
Credit Suisse Group AG 3.091% 5/14/2032 (USD-SOFR + 1.73% on 5/14/2031)[1,2]		500	403
Danske Bank AS 4.298% 4/1/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.75% on 4/1/2027)[1,2]		3,050	2,867
Deutsche Bank AG 1.447% 4/1/2025 (USD-SOFR + 1.131% on 4/1/2024)[1]		2,020	1,903
Deutsche Bank AG 2.129% 11/24/2026 (USD-SOFR + 1.87% on 11/24/2025)[1]		835	741
Deutsche Bank AG 2.552% 1/7/2028 (USD-SOFR + 1.318% on 1/7/2027)[1]		4,443	3,867
Deutsche Bank AG 6.72% 1/18/2029 (USD-SOFR + 3.18% on 1/18/2028)[1]		2,225	2,236
Deutsche Bank AG 3.547% 9/18/2031 (USD-SOFR + 3.043% on 9/18/2030)[1]		975	812
Deutsche Bank AG 3.035% 5/28/2032 (USD-SOFR + 1.718% on 5/28/2031)[1]		1,127	895
Deutsche Bank AG 7.079% 2/10/2034 (USD-SOFR + 3.65% on 2/10/2033)[1]		550	504
Discover Bank 3.45% 7/27/2026		542	499
Discover Financial Services 6.70% 11/29/2032		90	93
DNB Bank ASA 1.535% 5/25/2027 (5-year UST Yield Curve Rate T Note Constant Maturity + 0.72% on 5/25/2026)[1,2]		1,950	1,731
Fiserv, Inc. 3.50% 7/1/2029		454	416
Fiserv, Inc. 2.65% 6/1/2030		1,107	951
Five Corners Funding Trust II 2.85% 5/15/2030[2]		1,000	855
Five Corners Funding Trust III 5.791% 2/15/2033[2]		3,290	3,340
Five Corners Funding Trust IV 5.997% 2/15/2053[2]		500	498
GE Capital Funding, LLC 4.55% 5/15/2032		1,185	1,150
Global Payments, Inc. 2.90% 5/15/2030		665	561
Goldman Sachs Group, Inc. (3-month USD-LIBOR + 1.17%) 6.491% 5/15/2026[3]		500	502
Goldman Sachs Group, Inc. 1.948% 10/21/2027 (USD-SOFR + 0.913% on 10/21/2026)[1]		1,239	1,104
Goldman Sachs Group, Inc. 4.482% 8/23/2028 (USD-SOFR + 1.725% on 8/23/2027)[1]		3,350	3,257
Goldman Sachs Group, Inc. 2.60% 2/7/2030		27	23
Goldman Sachs Group, Inc. 1.992% 1/27/2032 (USD-SOFR + 1.09% on 1/27/2031)[1]		3,867	3,058

American Funds Corporate Bond Fund	5

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Goldman Sachs Group, Inc. 2.65% 10/21/2032 (USD-SOFR + 1.264% on 10/21/2031)[1]	USD	500	$410
Goldman Sachs Group, Inc. 3.102% 2/24/2033 (USD-SOFR + 1.41% on 2/24/2032)[1]		1,880	1,595
Goldman Sachs Group, Inc. 2.908% 7/21/2042 (USD-SOFR + 1.40% on 7/21/2041)[1]		2,000	1,392
Goldman Sachs Group, Inc. 3.436% 2/24/2043 (USD-SOFR + 1.632% on 2/24/2042)[1]		1,928	1,445
HSBC Holdings PLC 2.251% 11/22/2027 (USD-SOFR + 1.10% on 11/22/2026)[1]		5,050	4,494
HSBC Holdings PLC 4.755% 6/9/2028 (USD-SOFR + 2.11% on 6/9/2027)[1]		2,630	2,552
HSBC Holdings PLC 2.206% 8/17/2029 (USD-SOFR + 1.285% on 8/17/2028)[1]		2,544	2,148
HSBC Holdings PLC 2.357% 8/18/2031 (USD-SOFR + 1.947% on 8/18/2030)[1]		1,000	806
HSBC Holdings PLC 2.871% 11/22/2032 (USD-SOFR + 1.41% on 11/22/2031)[1]		600	484
HSBC Holdings PLC 6.254% 3/9/2034 (USD-SOFR + 2.39% on 3/9/2033)[1]		4,150	4,271
HSBC Holdings PLC 6.332% 3/9/2044 (USD-SOFR + 2.65% on 3/9/2043)[1]		3,375	3,498
Huntington Bancshares, Inc. 5.023% 5/17/2033 (USD-SOFR + 2.05% on 5/17/2032)[1]		812	746
Intercontinental Exchange, Inc. 4.35% 6/15/2029		1,725	1,700
Intercontinental Exchange, Inc. 4.60% 3/15/2033		2,177	2,127
Intercontinental Exchange, Inc. 2.65% 9/15/2040		525	372
Intercontinental Exchange, Inc. 3.00% 6/15/2050		850	582
Intercontinental Exchange, Inc. 4.95% 6/15/2052		1,123	1,068
Intercontinental Exchange, Inc. 3.00% 9/15/2060		2,549	1,618
Intesa Sanpaolo SpA 3.875% 1/12/2028[2]		657	600
Intesa Sanpaolo SpA 4.00% 9/23/2029[2]		400	352
Intesa Sanpaolo SpA 8.248% 11/21/2033 (1-year UST Yield Curve Rate T Note Constant Maturity + 4.40% on 11/21/2032)[1,2]		375	397
JPMorgan Chase & Co. 2.301% 10/15/2025 (USD-SOFR + 1.16% on 10/15/2024)[1]		2,265	2,165
JPMorgan Chase & Co. 1.561% 12/10/2025 (USD-SOFR + 0.605% on 12/10/2024)[1]		8,538	8,013
JPMorgan Chase & Co. 1.04% 2/4/2027 (USD-SOFR + 0.695% on 2/4/2026)[1]		1,682	1,505
JPMorgan Chase & Co. 1.578% 4/22/2027 (USD-SOFR + 0.885% on 4/22/2026)[1]		2,604	2,341
JPMorgan Chase & Co. 4.851% 7/25/2028 (USD-SOFR + 1.99% on 7/25/2027)[1]		1,740	1,732
JPMorgan Chase & Co. 3.509% 1/23/2029 (3-month USD CME Term SOFR + 1.207% on 1/23/2028)[1]		5,000	4,661
JPMorgan Chase & Co. 1.764% 11/19/2031 (USD-SOFR + 1.05% on 11/19/2030)[1]		1,150	908
JPMorgan Chase & Co. 1.953% 2/4/2032 (USD-SOFR + 1.065% on 2/4/2031)[1]		3,002	2,392
JPMorgan Chase & Co. 2.963% 1/25/2033 (USD-SOFR + 1.26% on 1/25/2032)[1]		25	21
JPMorgan Chase & Co. 4.586% 4/26/2033 (USD-SOFR + 1.80% on 4/26/2032)[1]		1,881	1,805
JPMorgan Chase & Co. 4.912% 7/25/2033 (USD-SOFR + 2.08% on 7/25/2032)[1]		1,539	1,514
JPMorgan Chase & Co. 5.35% 6/1/2034 (USD-SOFR + 1.845% on 6/1/2033)[1]		12,311	12,470
JPMorgan Chase & Co. 3.109% 4/22/2051 (USD-SOFR + 3.109% on 4/22/2050)[1]		1,277	884
JPMorgan Chase & Co. 3.328% 4/22/2052 (USD-SOFR + 1.58% on 4/22/2051)[1]		1,850	1,326
KBC Groep NV 5.796% 1/19/2029 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.10% on 1/19/2028)[1,2]		875	883
Lloyds Banking Group PLC 3.75% 1/11/2027		213	202
Lloyds Banking Group PLC 4.375% 3/22/2028		590	569
Marsh & McLennan Companies, Inc. 4.375% 3/15/2029		230	225
Marsh & McLennan Companies, Inc. 2.375% 12/15/2031		548	452
Marsh & McLennan Companies, Inc. 4.90% 3/15/2049		395	363
Marsh & McLennan Companies, Inc. 2.90% 12/15/2051		1,010	666
Marsh & McLennan Companies, Inc. 5.45% 3/15/2053		1,341	1,343
Mastercard, Inc. 4.875% 3/9/2028		445	457
Mastercard, Inc. 4.85% 3/9/2033		2,264	2,324
Mastercard, Inc. 2.95% 3/15/2051		686	499
MetLife, Inc. 4.55% 3/23/2030		797	786
MetLife, Inc. 4.60% 5/13/2046		100	88
MetLife, Inc. 5.00% 7/15/2052		230	210
Metropolitan Life Global Funding I 3.60% 1/11/2024[2]		400	395
Metropolitan Life Global Funding I 0.95% 7/2/2025[2]		1,203	1,100
Metropolitan Life Global Funding I 3.45% 12/18/2026[2]		150	142
Metropolitan Life Global Funding I 4.40% 6/30/2027[2]		1,000	979
Metropolitan Life Global Funding I 5.05% 1/6/2028[2]		2,030	2,041
Metropolitan Life Global Funding I 3.05% 6/17/2029[2]		250	223
Metropolitan Life Global Funding I 4.30% 8/25/2029[2]		500	482
Metropolitan Life Global Funding I 2.95% 4/9/2030[2]		476	414
Metropolitan Life Global Funding I 1.55% 1/7/2031[2]		1,000	791
Metropolitan Life Global Funding I 2.40% 1/11/2032[2]		250	206
Metropolitan Life Global Funding I 5.15% 3/28/2033[2]		1,568	1,566
Mitsubishi UFJ Financial Group, Inc. 5.133% 7/20/2033 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.125% on 7/20/2032)[1]		1,871	1,850
Morgan Stanley 1.593% 5/4/2027 (USD-SOFR + 0.879% on 5/4/2026)[1]		3,000	2,699
Morgan Stanley 1.512% 7/20/2027 (USD-SOFR + 0.858% on 7/20/2026)[1]		2,300	2,049

6	American Funds Corporate Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Morgan Stanley 5.123% 2/1/2029 (USD-SOFR + 1.73% on 2/1/2028)[1]	USD	9,737	$9,694
Morgan Stanley 5.164% 4/20/2029 (USD-SOFR + 1.59% on 4/20/2028)[1]		6,928	6,911
Morgan Stanley 1.794% 2/13/2032 (USD-SOFR + 1.034% on 2/13/2031)[1]		3,000	2,335
Morgan Stanley 2.239% 7/21/2032 (USD-SOFR + 1.178% on 7/21/2031)[1]		5,897	4,709
Morgan Stanley 5.25% 4/21/2034 (USD-SOFR + 1.87% on 4/21/2033)[1]		9,463	9,402
Morgan Stanley 5.948% 1/19/2038 (5-year UST Yield Curve Rate T Note Constant Maturity + 2.43% on 1/19/2033)[1]		968	957
Morgan Stanley 3.217% 4/22/2042 (USD-SOFR + 1.485% on 4/22/2041)[1]		667	499
Münchener Rückversicherungs-Gesellschaft AG 5.875% 5/23/2042 (5-year UST Yield Curve Rate T Note Constant Maturity + 3.982% on 5/23/2032)[1,2]		1,400	1,417
Nationwide Building Society 3.96% 7/18/2030 (3-month USD-LIBOR + 1.855% on 7/18/2029)[1,2]		400	361
NatWest Group PLC 3.073% 5/22/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.55% on 5/22/2027)[1]		340	309
NatWest Group PLC 4.445% 5/8/2030 (3-month USD-LIBOR + 1.871% on 5/5/2029)[1]		370	347
NatWest Group PLC 6.016% 3/2/2034 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.10% on 3/2/2033)[1]		800	817
New York Life Global Funding 0.95% 6/24/2025[2]		631	581
New York Life Global Funding 3.00% 1/10/2028[2]		100	93
New York Life Global Funding 1.20% 8/7/2030[2]		2,500	1,948
New York Life Global Funding 1.85% 8/1/2031[2]		250	200
New York Life Global Funding 4.55% 1/28/2033[2]		2,471	2,409
Nordea Bank ABP 3.60% 6/6/2025[2]		980	945
PayPal Holdings, Inc. 3.25% 6/1/2050		283	199
PayPal Holdings, Inc. 5.05% 6/1/2052		915	863
PNC Financial Services Group, Inc. 4.758% 1/26/2027 (USD-SOFR + 1.085% on 1/26/2026)[1]		3,000	2,964
PNC Financial Services Group, Inc. 5.354% 12/2/2028 (USD-SOFR + 1.62% on 12/2/2027)[1]		2,750	2,749
PNC Financial Services Group, Inc. 6.037% 10/28/2033 (USD-SOFR + 2.14% on 10/28/2032)[1]		1,057	1,091
PNC Financial Services Group, Inc. 5.068% 1/24/2034 (USD-SOFR + 1.933% on 1/24/2033)[1]		3,776	3,648
PNC Financial Services Group, Inc. 3.40% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 2.595% on 9/15/2026)[1]		575	431
PRICOA Global Funding I 3.45% 9/1/2023[2]		175	174
Prudential Financial, Inc. 3.905% 12/7/2047		350	272
Prudential Financial, Inc. 3.70% 3/13/2051		1,255	946
Royal Bank of Canada 5.00% 2/1/2033		8,839	8,724
State Street Corp. 4.821% 1/26/2034 (USD-SOFR + 1.567% on 1/26/2033)[1]		600	586
State Street Corp. 5.159% 5/18/2034 (USD-SOFR + 1.89% on 5/18/2033)[1]		3,917	3,901
SVB Financial Group 4.70% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.064% on 11/15/2031)[1,4]		2,279	174
Synchrony Financial 3.95% 12/1/2027		532	460
Synchrony Financial 2.875% 10/28/2031		900	644
The Allstate Corp. 0.75% 12/15/2025		440	396
The Allstate Corp. 5.25% 3/30/2033		2,823	2,817
The Charles Schwab Corp. 1.65% 3/11/2031		375	284
Toronto-Dominion Bank 5.156% 1/10/2028		4,821	4,834
Travelers Companies, Inc. 4.00% 5/30/2047		105	88
Travelers Companies, Inc. 4.05% 3/7/2048		100	84
Travelers Companies, Inc. 2.55% 4/27/2050		452	287
Travelers Companies, Inc. 5.45% 5/25/2053		687	708
U.S. Bancorp 4.653% 2/1/2029 (USD-SOFR + 1.23% on 2/1/2028)[1]		13,354	12,887
U.S. Bancorp 2.677% 1/27/2033 (USD-SOFR + 1.02% on 1/27/2032)[1]		336	270
U.S. Bancorp 4.839% 2/1/2034 (USD-SOFR + 1.60% on 2/1/2033)[1]		2,604	2,445
UBS Group AG 1.364% 1/30/2027 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.08% on 1/30/2026)[1,2]		2,600	2,289
Visa, Inc. 2.00% 8/15/2050		625	383
Wells Fargo & Company 2.406% 10/30/2025 (3-month USD-LIBOR + 0.825% on 10/30/2024)[1]		15,000	14,338
Wells Fargo & Company 3.196% 6/17/2027 (3-month USD-LIBOR + 1.17% on 6/17/2026)[1]		1,351	1,269
Wells Fargo & Company 3.35% 3/2/2033 (USD-SOFR + 1.50% on 3/2/2032)[1]		4,000	3,439
Wells Fargo & Company 4.897% 7/25/2033 (USD-SOFR + 4.897% on 7/25/2032)[1]		1,570	1,516
Wells Fargo & Company 5.389% 4/24/2034 (USD-SOFR + 2.02% on 4/24/2033)[1]		10,560	10,580
Wells Fargo & Company 4.611% 4/25/2053 (USD-SOFR + 2.13% on 4/25/2052)[1]		7,388	6,380

American Funds Corporate Bond Fund	7

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Westpac Banking Corp. 2.668% 11/15/2035 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.75% on 11/15/2030)[1]	USD	1,225	$945
Willis North America, Inc. 4.65% 6/15/2027		500	489
Willis North America, Inc. 5.35% 5/15/2033		2,000	1,970
			408,429

Utilities 14.82%
AEP Transmission Co., LLC 3.65% 4/1/2050		25	19
AEP Transmission Co., LLC 2.75% 8/15/2051		476	303
AEP Transmission Co., LLC 5.40% 3/15/2053		1,550	1,578
American Electric Power Company, Inc. 1.00% 11/1/2025		1,100	997
American Transmission Systems, Inc. 2.65% 1/15/2032[2]		685	569
CenterPoint Energy Houston Electric, LLC 2.90% 7/1/2050		786	531
CenterPoint Energy, Inc. 2.65% 6/1/2031		5,389	4,531
Consumers Energy Co. 4.65% 3/1/2028		5,223	5,249
Consumers Energy Co. 3.60% 8/15/2032		345	315
Consumers Energy Co. 4.625% 5/15/2033		10,475	10,336
Consumers Energy Co. 3.25% 8/15/2046		1,000	729
Consumers Energy Co. 3.10% 8/15/2050		2,592	1,838
Consumers Energy Co. 2.65% 8/15/2052		812	519
DTE Electric Co. 2.625% 3/1/2031		706	606
DTE Electric Co. 5.20% 4/1/2033		2,752	2,810
DTE Electric Co. 3.65% 3/1/2052		704	543
DTE Energy Company 1.90% 4/1/2028		1,910	1,695
Duke Energy Carolinas, LLC 3.20% 8/15/2049		37	26
Duke Energy Carolinas, LLC 5.35% 1/15/2053		3,492	3,500
Duke Energy Corp. 3.50% 6/15/2051		2,240	1,587
Duke Energy Florida, LLC 5.95% 11/15/2052		475	516
Duke Energy Progress, LLC 2.50% 8/15/2050		1,044	642
Edison International 5.75% 6/15/2027		427	431
Edison International 4.125% 3/15/2028		12,224	11,499
Edison International 5.25% 11/15/2028		2,963	2,923
Edison International 6.95% 11/15/2029		2,925	3,111
Électricité de France SA 6.25% 5/23/2033[2]		1,400	1,419
Électricité de France SA 6.90% 5/23/2053[2]		2,325	2,391
Emera US Finance, LP 2.639% 6/15/2031		7,975	6,400
Entergy Corp. 2.40% 6/15/2031		2,250	1,835
Entergy Louisiana, LLC 1.60% 12/15/2030		475	373
Entergy Louisiana, LLC 2.90% 3/15/2051		501	329
Entergy Texas, Inc. 1.75% 3/15/2031		1,500	1,192
FirstEnergy Corp. 2.05% 3/1/2025		275	259
FirstEnergy Corp. 1.60% 1/15/2026		4,125	3,772
FirstEnergy Corp. 2.65% 3/1/2030		11,189	9,510
FirstEnergy Corp. 2.25% 9/1/2030		8,830	7,186
FirstEnergy Corp., Series B, 4.15% 7/15/2027		5,786	5,544
FirstEnergy Transmission, LLC 2.866% 9/15/2028[2]		15,625	14,001
Florida Power & Light Company 5.05% 4/1/2028		3,225	3,299
Florida Power & Light Company 5.10% 4/1/2033		10,015	10,254
Florida Power & Light Company 4.80% 5/15/2033		1,143	1,143
Florida Power & Light Company 5.30% 4/1/2053		45	46
Georgia Power Co. 4.95% 5/17/2033		3,317	3,273
Jersey Central Power & Light Co. 4.30% 1/15/2026[2]		1,085	1,060
Jersey Central Power & Light Co. 2.75% 3/1/2032[2]		250	208
Metropolitan Edison Co. 4.30% 1/15/2029[2]		200	192
Mid-Atlantic Interstate Transmission, LLC 4.10% 5/15/2028[2]		3,000	2,888
Mississippi Power Co. 4.25% 3/15/2042		600	500
NextEra Energy Capital Holdings, Inc. 4.90% 2/28/2028		4,980	4,962
NextEra Energy Capital Holdings, Inc. 5.25% 2/28/2053		2,000	1,894
NiSource Inc. 5.40% 6/30/2033		4,045	4,058
Northern States Power Co. 2.25% 4/1/2031		1,000	843
Northern States Power Co. 2.60% 6/1/2051		1,000	642
Northern States Power Co. 4.50% 6/1/2052		600	540
Northern States Power Co. 5.10% 5/15/2053		1,046	1,024
Oncor Electric Delivery Co., LLC 4.55% 9/15/2032		2,325	2,281
Pacific Gas and Electric Co. 1.70% 11/15/2023		5,418	5,308
Pacific Gas and Electric Co. 3.50% 6/15/2025		2,697	2,588
Pacific Gas and Electric Co. 3.15% 1/1/2026		2,215	2,072

8	American Funds Corporate Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Pacific Gas and Electric Co. 2.95% 3/1/2026	USD	343	$317
Pacific Gas and Electric Co. 3.30% 3/15/2027		449	411
Pacific Gas and Electric Co. 2.10% 8/1/2027		5,674	4,915
Pacific Gas and Electric Co. 3.30% 12/1/2027		5,225	4,666
Pacific Gas and Electric Co. 3.00% 6/15/2028		6,696	5,873
Pacific Gas and Electric Co. 3.75% 7/1/2028		5,183	4,713
Pacific Gas and Electric Co. 4.65% 8/1/2028		1,442	1,356
Pacific Gas and Electric Co. 4.55% 7/1/2030		7,510	6,849
Pacific Gas and Electric Co. 2.50% 2/1/2031		27,080	21,365
Pacific Gas and Electric Co. 3.25% 6/1/2031		2,684	2,226
Pacific Gas and Electric Co. 3.30% 8/1/2040		50	34
Pacific Gas and Electric Co. 3.50% 8/1/2050		450	282
Progress Energy, Inc. 7.00% 10/30/2031		2,480	2,739
Public Service Company of Colorado 1.90% 1/15/2031		160	132
Public Service Electric and Gas Co. 3.10% 3/15/2032		400	354
Southern California Edison Co. 1.20% 2/1/2026		4,000	3,610
Southern California Edison Co. 5.85% 11/1/2027		2,460	2,550
Southern California Edison Co. 3.65% 3/1/2028		1,285	1,217
Southern California Edison Co. 4.20% 3/1/2029		1,704	1,638
Southern California Edison Co. 2.85% 8/1/2029		5,000	4,435
Southern California Edison Co. 2.25% 6/1/2030		2,571	2,167
Southern California Edison Co. 2.50% 6/1/2031		5,000	4,198
Southern California Edison Co. 2.95% 2/1/2051		7,351	4,753
Southern California Edison Co. 3.60% 2/1/2045		3,133	2,285
Southwestern Electric Power Co. 3.25% 11/1/2051		2,223	1,466
The Cleveland Electric Illuminating Co. 3.50% 4/1/2028[2]		1,000	935
The Cleveland Electric Illuminating Co. 4.55% 11/15/2030[2]		2,500	2,394
Union Electric Co. 2.15% 3/15/2032		1,350	1,093
Virginia Electric & Power 2.45% 12/15/2050		650	388
WEC Energy Group, Inc. 5.15% 10/1/2027		3,475	3,506
Wisconsin Power and Light Co. 1.95% 9/16/2031		775	622
Xcel Energy, Inc. 3.35% 12/1/2026		2,490	2,370
Xcel Energy, Inc. 2.60% 12/1/2029		4,190	3,647
Xcel Energy, Inc. 2.35% 11/15/2031		4,929	4,003
Xcel Energy, Inc. 3.50% 12/1/2049		1,420	1,035
			265,233

Health care 11.32%
AbbVie, Inc. 3.20% 11/21/2029		3,884	3,527
AbbVie, Inc. 4.05% 11/21/2039		1,500	1,287
AmerisourceBergen Corp. 2.70% 3/15/2031		5,612	4,800
Amgen, Inc. 5.15% 3/2/2028		4,976	5,019
Amgen, Inc. 3.00% 2/22/2029		3,165	2,881
Amgen, Inc. 4.05% 8/18/2029		1,660	1,583
Amgen, Inc. 2.45% 2/21/2030		1,250	1,076
Amgen, Inc. 5.25% 3/2/2030		3,256	3,282
Amgen, Inc. 2.30% 2/25/2031		1,250	1,042
Amgen, Inc. 2.00% 1/15/2032		223	177
Amgen, Inc. 4.20% 3/1/2033		3,500	3,284
Amgen, Inc. 5.25% 3/2/2033		10,053	10,093
Amgen, Inc. 5.60% 3/2/2043		2,850	2,825
Amgen, Inc. 3.375% 2/21/2050		125	89
Amgen, Inc. 3.00% 1/15/2052		50	33
Amgen, Inc. 4.875% 3/1/2053		2,699	2,442
Amgen, Inc. 5.65% 3/2/2053		5,937	5,943
Amgen, Inc. 4.40% 2/22/2062		174	140
Amgen, Inc. 5.75% 3/2/2063		3,610	3,592
AstraZeneca Finance, LLC 4.90% 3/3/2030		2,730	2,773
AstraZeneca Finance, LLC 2.25% 5/28/2031		2,613	2,223
AstraZeneca Finance, LLC 4.875% 3/3/2033		2,468	2,515
AstraZeneca PLC 3.375% 11/16/2025		177	172
AstraZeneca PLC 0.70% 4/8/2026		2,658	2,394
AstraZeneca PLC 1.375% 8/6/2030		2,594	2,100
Baxter International, Inc. 2.272% 12/1/2028		500	431
Baxter International, Inc. 2.539% 2/1/2032		6,429	5,202
Baxter International, Inc. 3.132% 12/1/2051		456	293
Becton, Dickinson and Company 4.298% 8/22/2032		3,500	3,330

American Funds Corporate Bond Fund	9

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
Boston Scientific Corp. 3.45% 3/1/2024	USD	125	$123
Boston Scientific Corp. 2.65% 6/1/2030		3,879	3,394
Boston Scientific Corp. 4.70% 3/1/2049		36	33
Centene Corp. 2.45% 7/15/2028		6,355	5,466
Centene Corp. 4.625% 12/15/2029		2,470	2,293
Centene Corp. 3.375% 2/15/2030		1,963	1,694
Centene Corp. 3.00% 10/15/2030		4,185	3,505
Centene Corp. 2.50% 3/1/2031		5,015	4,018
Centene Corp. 2.625% 8/1/2031		1,530	1,227
CVS Health Corp. 3.25% 8/15/2029		414	375
CVS Health Corp. 5.125% 2/21/2030		1,700	1,695
CVS Health Corp. 1.75% 8/21/2030		1,415	1,138
CVS Health Corp. 1.875% 2/28/2031		3,295	2,633
CVS Health Corp. 5.25% 2/21/2033		5,024	5,039
CVS Health Corp. 5.30% 6/1/2033		3,200	3,210
CVS Health Corp. 5.05% 3/25/2048		65	59
CVS Health Corp. 5.625% 2/21/2053		1,400	1,366
CVS Health Corp. 5.875% 6/1/2053		2,480	2,496
CVS Health Corp. 6.00% 6/1/2063		503	506
Elevance Health, Inc. 4.10% 5/15/2032		1,716	1,615
Elevance Health, Inc. 4.75% 2/15/2033		2,571	2,522
Elevance Health, Inc. 4.55% 5/15/2052		1,357	1,193
Elevance Health, Inc. 5.125% 2/15/2053		570	547
Eli Lilly and Co. 3.375% 3/15/2029		5,560	5,283
Eli Lilly and Co. 4.70% 2/27/2033		3,460	3,525
Eli Lilly and Co. 4.875% 2/27/2053		1,387	1,399
Eli Lilly and Co. 4.95% 2/27/2063		388	386
GE HealthCare Technologies, Inc. 5.65% 11/15/2027[2]		700	715
GE HealthCare Technologies, Inc. 5.857% 3/15/2030[2]		1,180	1,216
GE HealthCare Technologies, Inc. 5.905% 11/22/2032[2]		5,740	6,001
GE HealthCare Technologies, Inc. 6.377% 11/22/2052[2]		525	573
Gilead Sciences, Inc. 2.60% 10/1/2040		622	445
Gilead Sciences, Inc. 2.80% 10/1/2050		362	242
HCA, Inc. 5.20% 6/1/2028		5,000	4,971
HCA, Inc. 4.125% 6/15/2029		1,000	929
HCA, Inc. 2.375% 7/15/2031		2,455	1,973
HCA, Inc. 4.625% 3/15/2052[2]		630	508
Humana, Inc. 3.70% 3/23/2029		1,626	1,509
Johnson & Johnson 0.95% 9/1/2027		675	594
Johnson & Johnson 1.30% 9/1/2030		2,025	1,677
Johnson & Johnson 2.10% 9/1/2040		625	437
Johnson & Johnson 2.25% 9/1/2050		1,506	982
Kaiser Foundation Hospitals 2.81% 6/1/2041		660	481
Mass General Brigham, Inc 3.192% 7/1/2049		1,000	722
Medtronic Global Holdings S.C.A. 4.50% 3/30/2033		1,300	1,284
Merck & Co., Inc. 2.15% 12/10/2031		2,000	1,677
Merck & Co., Inc. 4.90% 5/17/2044		377	375
Merck & Co., Inc. 5.00% 5/17/2053		2,619	2,638
Merck & Co., Inc. 5.15% 5/17/2063		1,551	1,566
Pfizer Investment Enterprises Pte., Ltd. 4.75% 5/19/2033		6,077	6,104
Pfizer Investment Enterprises Pte., Ltd. 5.30% 5/19/2053		5,167	5,323
Regeneron Pharmaceuticals, Inc. 1.75% 9/15/2030		746	602
Roche Holdings, Inc. 1.93% 12/13/2028[2]		3,007	2,642
Roche Holdings, Inc. 2.076% 12/13/2031[2]		9,780	8,165
Summa Health 3.511% 11/15/2051		665	466
Thermo Fisher Scientific, Inc. 4.80% 11/21/2027		1,400	1,427
Thermo Fisher Scientific, Inc. 4.95% 11/21/2032		1,213	1,240
UnitedHealth Group, Inc. 3.75% 7/15/2025		380	373
UnitedHealth Group, Inc. 2.875% 8/15/2029		348	316
UnitedHealth Group, Inc. 2.00% 5/15/2030		704	598
UnitedHealth Group, Inc. 4.20% 5/15/2032		2,484	2,396
UnitedHealth Group, Inc. 5.35% 2/15/2033		8	8
UnitedHealth Group, Inc. 3.05% 5/15/2041		2,000	1,536
UnitedHealth Group, Inc. 4.25% 6/15/2048		468	409
UnitedHealth Group, Inc. 4.45% 12/15/2048		285	257
UnitedHealth Group, Inc. 3.25% 5/15/2051		2,390	1,745
UnitedHealth Group, Inc. 4.75% 5/15/2052		2,486	2,334

10	American Funds Corporate Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
UnitedHealth Group, Inc. 4.95% 5/15/2062	USD	530	$501
UnitedHealth Group, Inc. 6.05% 2/15/2063		414	458
Zoetis, Inc. 5.60% 11/16/2032		2,702	2,853
			202,556

Communication services 8.17%
AT&T, Inc. 2.30% 6/1/2027		6,400	5,800
AT&T, Inc. 1.65% 2/1/2028		3,849	3,335
AT&T, Inc. 4.35% 3/1/2029		2,500	2,424
AT&T, Inc. 2.75% 6/1/2031		9,964	8,432
AT&T, Inc. 2.25% 2/1/2032		8,711	6,978
AT&T, Inc. 2.55% 12/1/2033		5,718	4,496
AT&T, Inc. 5.40% 2/15/2034		7,730	7,753
AT&T, Inc. 3.50% 9/15/2053		5,725	3,978
Charter Communications Operating, LLC 4.50% 2/1/2024		1,500	1,484
Charter Communications Operating, LLC 2.80% 4/1/2031		3,700	2,962
Charter Communications Operating, LLC 2.30% 2/1/2032		1,800	1,357
Charter Communications Operating, LLC 4.40% 4/1/2033		2,805	2,440
Charter Communications Operating, LLC 5.125% 7/1/2049		315	240
Charter Communications Operating, LLC 3.70% 4/1/2051		6,790	4,167
Charter Communications Operating, LLC 3.90% 6/1/2052		980	617
Charter Communications Operating, LLC 5.25% 4/1/2053		1,975	1,542
Comcast Corp. 4.55% 1/15/2029		1,500	1,495
Comcast Corp. 1.95% 1/15/2031		2,044	1,681
Comcast Corp. 1.50% 2/15/2031		1,800	1,430
Comcast Corp. 4.80% 5/15/2033		5,508	5,497
Comcast Corp. 2.80% 1/15/2051		3,100	2,030
Comcast Corp. 2.887% 11/1/2051		2,786	1,836
Comcast Corp. 5.35% 5/15/2053		1,910	1,902
Comcast Corp. 5.50% 5/15/2064		200	198
Netflix, Inc. 4.875% 4/15/2028		6,991	6,941
Netflix, Inc. 5.875% 11/15/2028		11,396	11,822
Netflix, Inc. 6.375% 5/15/2029		50	53
Netflix, Inc. 5.375% 11/15/2029[2]		5,574	5,618
Netflix, Inc. 4.875% 6/15/2030[2]		5,606	5,515
Tencent Holdings, Ltd. 3.84% 4/22/2051		1,375	1,018
T-Mobile USA, Inc. 1.50% 2/15/2026		1,200	1,090
T-Mobile USA, Inc. 2.625% 4/15/2026		125	117
T-Mobile USA, Inc. 3.75% 4/15/2027		1,200	1,140
T-Mobile USA, Inc. 2.05% 2/15/2028		2,010	1,753
T-Mobile USA, Inc. 4.95% 3/15/2028		1,407	1,403
T-Mobile USA, Inc. 2.55% 2/15/2031		3,779	3,163
T-Mobile USA, Inc. 2.25% 11/15/2031		3,956	3,183
T-Mobile USA, Inc. 5.05% 7/15/2033		5,612	5,536
T-Mobile USA, Inc. 3.00% 2/15/2041		823	595
T-Mobile USA, Inc. 3.40% 10/15/2052		5,864	4,112
Verizon Communications, Inc. 3.875% 2/8/2029		125	118
Verizon Communications, Inc. 1.68% 10/30/2030		900	716
Verizon Communications, Inc. 1.75% 1/20/2031		1,156	913
Verizon Communications, Inc. 2.55% 3/21/2031		925	775
Verizon Communications, Inc. 2.355% 3/15/2032		232	187
Verizon Communications, Inc. 5.05% 5/9/2033		3,215	3,184
Verizon Communications, Inc. 2.65% 11/20/2040		11,835	8,131
Verizon Communications, Inc. 3.40% 3/22/2041		700	535
Verizon Communications, Inc. 2.85% 9/3/2041		18	13
Verizon Communications, Inc. 3.85% 11/1/2042		206	165
Verizon Communications, Inc. 2.875% 11/20/2050		1,229	785
Verizon Communications, Inc. 3.55% 3/22/2051		900	655
Vodafone Group PLC 4.25% 9/17/2050		1,000	788
WarnerMedia Holdings, Inc. 5.05% 3/15/2042		514	416
WarnerMedia Holdings, Inc. 5.141% 3/15/2052		1,481	1,157
WarnerMedia Holdings, Inc. 5.391% 3/15/2062		551	429
			146,100

American Funds Corporate Bond Fund	11

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Industrials 6.93%
Boeing Co. 4.875% 5/1/2025	USD	783	$775
Boeing Co. 2.75% 2/1/2026		15,838	14,838
Boeing Co. 2.196% 2/4/2026		2,000	1,862
Boeing Co. 2.70% 2/1/2027		505	464
Boeing Co. 5.04% 5/1/2027		336	334
Boeing Co. 3.25% 2/1/2028		13,627	12,565
Boeing Co. 5.15% 5/1/2030		5,481	5,439
Boeing Co. 3.625% 2/1/2031		1,474	1,334
Boeing Co. 5.705% 5/1/2040		1,551	1,529
Boeing Co. 3.75% 2/1/2050		209	154
Boeing Co. 5.805% 5/1/2050		4,096	4,015
Burlington Northern Santa Fe, LLC 3.05% 2/15/2051		2,000	1,403
Burlington Northern Santa Fe, LLC 3.30% 9/15/2051		1,062	780
Canadian Pacific Railway Co. 1.75% 12/2/2026		2,456	2,229
Canadian Pacific Railway Co. 3.10% 12/2/2051		5,351	3,715
Carrier Global Corp. 2.242% 2/15/2025		382	362
Carrier Global Corp. 2.493% 2/15/2027		50	46
Carrier Global Corp. 2.722% 2/15/2030		488	421
Carrier Global Corp. 3.377% 4/5/2040		119	90
Carrier Global Corp. 3.577% 4/5/2050		103	74
CSX Corp. 3.80% 3/1/2028		1,559	1,504
CSX Corp. 4.25% 3/15/2029		1,000	979
CSX Corp. 4.10% 11/15/2032		1,550	1,475
CSX Corp. 3.35% 9/15/2049		1,015	737
CSX Corp. 2.50% 5/15/2051		2,079	1,303
CSX Corp. 4.50% 11/15/2052		350	311
Eaton Corp. 4.35% 5/18/2028		1,006	998
Eaton Corp. 4.15% 3/15/2033		1,366	1,307
Eaton Corp. 4.70% 8/23/2052		342	323
General Dynamics Corp. 1.15% 6/1/2026		1,140	1,038
General Dynamics Corp. 3.75% 5/15/2028		703	679
General Dynamics Corp. 3.625% 4/1/2030		969	911
General Dynamics Corp. 2.25% 6/1/2031		203	172
Honeywell International, Inc. 2.30% 8/15/2024		80	77
Honeywell International, Inc. 1.35% 6/1/2025		124	116
Honeywell International, Inc. 2.70% 8/15/2029		1,294	1,173
Honeywell International, Inc. 1.95% 6/1/2030		2,000	1,687
Honeywell International, Inc. 5.00% 2/15/2033		1,500	1,545
Lockheed Martin Corp. 5.10% 11/15/2027		856	881
Lockheed Martin Corp. 1.85% 6/15/2030		176	148
Lockheed Martin Corp. 5.25% 1/15/2033		3,916	4,075
Lockheed Martin Corp. 4.75% 2/15/2034		198	198
Lockheed Martin Corp. 5.70% 11/15/2054		1,212	1,322
Lockheed Martin Corp. 5.20% 2/15/2055		218	220
Lockheed Martin Corp. 5.90% 11/15/2063		518	579
Masco Corp. 2.00% 2/15/2031		460	364
Norfolk Southern Corp. 4.45% 3/1/2033		245	236
Norfolk Southern Corp. 3.05% 5/15/2050		1,032	699
Northrop Grumman Corp. 3.25% 1/15/2028		1,210	1,140
Northrop Grumman Corp. 4.70% 3/15/2033		9,727	9,572
Northrop Grumman Corp. 4.95% 3/15/2053		3,793	3,615
Raytheon Technologies Corp. 3.65% 8/16/2023		23	23
Raytheon Technologies Corp. 5.00% 2/27/2026		165	166
Raytheon Technologies Corp. 4.125% 11/16/2028		475	460
Raytheon Technologies Corp. 1.90% 9/1/2031		1,274	1,024
Raytheon Technologies Corp. 2.375% 3/15/2032		1,500	1,242
Raytheon Technologies Corp. 5.15% 2/27/2033		4,264	4,340
Raytheon Technologies Corp. 2.82% 9/1/2051		750	494
Raytheon Technologies Corp. 3.03% 3/15/2052		3,000	2,074
Raytheon Technologies Corp. 5.375% 2/27/2053		757	767
Republic Services, Inc. 5.00% 4/1/2034		1,016	1,018
Union Pacific Corp. 3.75% 7/15/2025		2,255	2,209
Union Pacific Corp. 4.75% 2/21/2026		5,000	5,023
Union Pacific Corp. 2.80% 2/14/2032		1,512	1,312
Union Pacific Corp. 2.891% 4/6/2036		1,332	1,074
Union Pacific Corp. 3.375% 2/14/2042		530	423
Union Pacific Corp. 4.30% 3/1/2049		510	442

12	American Funds Corporate Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
Union Pacific Corp. 3.25% 2/5/2050	USD	1,851	$1,366
Union Pacific Corp. 2.95% 3/10/2052		2,503	1,712
Union Pacific Corp. 3.50% 2/14/2053		1,910	1,458
Union Pacific Corp. 3.95% 8/15/2059		175	140
Waste Management, Inc. 4.625% 2/15/2030		4,000	3,989
Waste Management, Inc. 1.50% 3/15/2031		616	491
Waste Management, Inc. 4.15% 4/15/2032		1,014	976
			124,036

Consumer staples 5.39%
7-Eleven, Inc. 0.95% 2/10/2026[2]		3,528	3,178
7-Eleven, Inc. 1.30% 2/10/2028[2]		1,841	1,575
7-Eleven, Inc. 1.80% 2/10/2031[2]		6,800	5,392
7-Eleven, Inc. 2.80% 2/10/2051[2]		762	478
Altria Group, Inc. 3.40% 5/6/2030		479	424
Altria Group, Inc. 5.95% 2/14/2049		435	403
Altria Group, Inc. 3.70% 2/4/2051		2,040	1,324
Anheuser-Busch Companies, LLC 4.70% 2/1/2036		2,100	2,058
Anheuser-Busch Companies, LLC 4.90% 2/1/2046		2,493	2,370
Anheuser-Busch InBev Worldwide, Inc. 4.00% 4/13/2028		200	196
Anheuser-Busch InBev Worldwide, Inc. 4.75% 1/23/2029		3,031	3,054
Anheuser-Busch InBev Worldwide, Inc. 3.50% 6/1/2030		2,216	2,081
Anheuser-Busch InBev Worldwide, Inc. 4.90% 1/23/2031		250	258
Anheuser-Busch InBev Worldwide, Inc. 4.439% 10/6/2048		280	252
Anheuser-Busch InBev Worldwide, Inc. 5.55% 1/23/2049		889	931
Anheuser-Busch InBev Worldwide, Inc. 4.50% 6/1/2050		1,207	1,095
BAT Capital Corp. 2.789% 9/6/2024		600	578
BAT Capital Corp. 3.215% 9/6/2026		470	440
BAT Capital Corp. 3.557% 8/15/2027		74	68
BAT Capital Corp. 2.259% 3/25/2028		6,141	5,280
BAT Capital Corp. 2.726% 3/25/2031		1,889	1,508
BAT Capital Corp. 3.734% 9/25/2040		860	603
BAT Capital Corp. 4.54% 8/15/2047		1,582	1,135
BAT Capital Corp. 5.65% 3/16/2052		947	811
BAT International Finance PLC 1.668% 3/25/2026		986	889
BAT International Finance PLC 4.448% 3/16/2028		475	451
Coca-Cola Co. 1.375% 3/15/2031		530	428
Coca-Cola Co. 2.50% 3/15/2051		253	170
Conagra Brands, Inc. 4.30% 5/1/2024		900	887
Conagra Brands, Inc. 4.60% 11/1/2025		720	714
Conagra Brands, Inc. 1.375% 11/1/2027		2,710	2,317
Conagra Brands, Inc. 5.30% 11/1/2038		371	356
Conagra Brands, Inc. 5.40% 11/1/2048		337	314
Constellation Brands, Inc. 4.35% 5/9/2027		1,000	983
Constellation Brands, Inc. 3.60% 2/15/2028		200	189
Constellation Brands, Inc. 2.875% 5/1/2030		2,262	1,975
Constellation Brands, Inc. 2.25% 8/1/2031		3,745	3,060
Constellation Brands, Inc. 4.75% 5/9/2032		1,780	1,736
Constellation Brands, Inc. 4.90% 5/1/2033		3,846	3,781
Constellation Brands, Inc. 4.10% 2/15/2048		200	161
Imperial Brands Finance PLC 6.125% 7/27/2027[2]		1,450	1,476
Keurig Dr Pepper, Inc. 3.20% 5/1/2030		261	236
Keurig Dr Pepper, Inc. 3.80% 5/1/2050		700	538
PepsiCo, Inc. 4.45% 5/15/2028		3,790	3,831
PepsiCo, Inc. 1.95% 10/21/2031		3,270	2,726
PepsiCo, Inc. 3.625% 3/19/2050		140	117
PepsiCo, Inc. 2.75% 10/21/2051		310	221
Philip Morris International, Inc. 2.875% 5/1/2024		972	949
Philip Morris International, Inc. 4.875% 2/13/2026		5,000	4,991
Philip Morris International, Inc. 0.875% 5/1/2026		521	467
Philip Morris International, Inc. 5.625% 11/17/2029		1,028	1,054
Philip Morris International, Inc. 2.10% 5/1/2030		1,167	966
Philip Morris International, Inc. 1.75% 11/1/2030		1,910	1,517
Philip Morris International, Inc. 5.75% 11/17/2032		5,214	5,349
Philip Morris International, Inc. 5.375% 2/15/2033		2,700	2,684
Philip Morris International, Inc. 4.125% 3/4/2043		512	407
Philip Morris International, Inc. 4.25% 11/10/2044		245	198

American Funds Corporate Bond Fund	13

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer staples (continued)
Procter & Gamble Company 0.55% 10/29/2025	USD	932	$852
Procter & Gamble Company 1.00% 4/23/2026		342	312
Procter & Gamble Company 3.95% 1/26/2028		1,881	1,874
Procter & Gamble Company 3.00% 3/25/2030		152	142
Procter & Gamble Company 1.20% 10/29/2030		1,000	812
Reynolds American, Inc. 4.45% 6/12/2025		225	220
Target Corp. 4.40% 1/15/2033		479	467
Target Corp. 4.80% 1/15/2053		3,028	2,852
Walmart, Inc. 4.10% 4/15/2033		3,924	3,843
Walmart, Inc. 4.50% 4/15/2053		3,541	3,397
			96,401

Information technology 3.73%
Analog Devices, Inc. 2.95% 10/1/2051		596	419
Apple, Inc. 4.00% 5/10/2028		2,825	2,814
Apple, Inc. 3.35% 8/8/2032		7,200	6,773
Apple, Inc. 4.30% 5/10/2033		1,200	1,203
Apple, Inc. 3.95% 8/8/2052		2,943	2,569
Apple, Inc. 4.85% 5/10/2053		7,710	7,763
Broadcom Corp. 3.875% 1/15/2027		1,090	1,048
Broadcom, Inc. 4.00% 4/15/2029[2]		1,566	1,456
Broadcom, Inc. 4.75% 4/15/2029		4,052	3,951
Broadcom, Inc. 4.15% 11/15/2030		1,392	1,282
Broadcom, Inc. 3.419% 4/15/2033[2]		812	675
Broadcom, Inc. 3.469% 4/15/2034[2]		1,595	1,302
Broadcom, Inc. 3.137% 11/15/2035[2]		380	290
Broadcom, Inc. 3.50% 2/15/2041[2]		2,505	1,855
Intel Corp. 4.875% 2/10/2028		2,072	2,088
Intel Corp. 5.20% 2/10/2033		7,607	7,657
Intel Corp. 5.625% 2/10/2043		569	570
Intel Corp. 5.70% 2/10/2053		1,718	1,699
Microsoft Corp. 3.30% 2/6/2027		2,575	2,519
Oracle Corp. 3.60% 4/1/2050		3,020	2,086
Oracle Corp. 3.95% 3/25/2051		1,421	1,043
Salesforce, Inc. 1.95% 7/15/2031		600	498
Salesforce, Inc. 2.70% 7/15/2041		250	181
Salesforce, Inc. 2.90% 7/15/2051		275	189
Salesforce, Inc. 3.05% 7/15/2061		1,200	791
ServiceNow, Inc. 1.40% 9/1/2030		17,614	14,024
			66,745

Real estate 3.24%
Boston Properties, LP 2.45% 10/1/2033		716	504
Boston Properties, LP 6.50% 1/15/2034		2,648	2,583
Corporate Office Properties, LP 2.00% 1/15/2029		362	278
Corporate Office Properties, LP 2.75% 4/15/2031		620	463
Corporate Office Properties, LP 2.90% 12/1/2033		619	430
Crown Castle, Inc. 5.00% 1/11/2028		4,690	4,654
Equinix, Inc. 2.625% 11/18/2024		2,507	2,402
Equinix, Inc. 1.25% 7/15/2025		3,123	2,857
Equinix, Inc. 2.90% 11/18/2026		583	538
Equinix, Inc. 1.80% 7/15/2027		470	408
Equinix, Inc. 1.55% 3/15/2028		1,735	1,463
Equinix, Inc. 3.20% 11/18/2029		3,314	2,914
Equinix, Inc. 2.15% 7/15/2030		2,680	2,174
Equinix, Inc. 2.50% 5/15/2031		1,506	1,229
Extra Space Storage, LP 5.70% 4/1/2028		1,198	1,215
Extra Space Storage, LP 2.35% 3/15/2032		607	477
Invitation Homes Operating Partnership, LP 2.30% 11/15/2028		845	712
Invitation Homes Operating Partnership, LP 2.00% 8/15/2031		1,424	1,087
Invitation Homes Operating Partnership, LP 2.70% 1/15/2034		606	459
Prologis, LP 4.75% 6/15/2033		4,281	4,190
Prologis, LP 5.25% 6/15/2053		156	153
Public Storage 2.30% 5/1/2031		3,552	2,980
Scentre Group Trust 1 3.50% 2/12/2025[2]		48	46
Sun Communities Operating, LP 2.70% 7/15/2031		5,341	4,222
VICI Properties, LP 4.375% 5/15/2025		770	744

14	American Funds Corporate Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Real estate (continued)
VICI Properties, LP 4.625% 6/15/2025[2]	USD	383	$370
VICI Properties, LP 4.50% 1/15/2028[2]		850	791
VICI Properties, LP 4.75% 2/15/2028		6,733	6,414
VICI Properties, LP 4.95% 2/15/2030		3,061	2,851
VICI Properties, LP 5.125% 5/15/2032		8,813	8,236
WEA Finance, LLC 3.50% 6/15/2029[2]		208	172
			58,016

Energy 3.23%
BP Capital Markets America, Inc. 2.721% 1/12/2032		2,250	1,919
BP Capital Markets America, Inc. 4.893% 9/11/2033		6,197	6,159
Canadian Natural Resources, Ltd. 2.05% 7/15/2025		997	937
Canadian Natural Resources, Ltd. 2.95% 7/15/2030		269	233
Canadian Natural Resources, Ltd. 4.95% 6/1/2047		81	71
Cenovus Energy, Inc. 3.75% 2/15/2052		842	582
Chevron Corp. 2.954% 5/16/2026		3,220	3,093
Chevron Corp. 1.995% 5/11/2027		2,925	2,680
Chevron Corp. 2.236% 5/11/2030		4,250	3,723
Chevron USA, Inc. 1.018% 8/12/2027		7,000	6,147
ConocoPhillips 5.30% 5/15/2053		2,176	2,171
ConocoPhillips Co. 3.80% 3/15/2052		2,130	1,699
EQT Corp. 5.70% 4/1/2028		1,535	1,528
Equinor ASA 3.625% 9/10/2028		1,370	1,325
Exxon Mobil Corp. 2.61% 10/15/2030		500	441
Exxon Mobil Corp. 3.452% 4/15/2051		5,165	3,968
Kinder Morgan, Inc. 5.20% 6/1/2033		3,815	3,686
Petroleos Mexicanos 4.625% 9/21/2023		117	116
Petroleos Mexicanos 6.875% 10/16/2025		1,468	1,412
Petroleos Mexicanos 6.50% 3/13/2027		1,670	1,448
Petroleos Mexicanos 6.50% 1/23/2029		521	426
Petroleos Mexicanos 8.75% 6/2/2029		840	745
Petroleos Mexicanos 6.84% 1/23/2030		643	502
Petroleos Mexicanos 6.70% 2/16/2032		2,348	1,761
Qatar Energy 2.25% 7/12/2031[2]		1,060	896
Qatar Energy 3.125% 7/12/2041[2]		809	611
Qatar Energy 3.30% 7/12/2051[2]		532	383
Shell International Finance BV 2.75% 4/6/2030		7,140	6,389
Shell International Finance BV 3.00% 11/26/2051		870	603
TotalEnergies Capital International SA 3.455% 2/19/2029		1,120	1,058
TotalEnergies Capital International SA 2.829% 1/10/2030		470	424
Western Midstream Operating, LP 6.15% 4/1/2033		591	590
			57,726

Consumer discretionary 3.21%
Alibaba Group Holding, Ltd. 4.00% 12/6/2037		400	340
Amazon.com, Inc. 4.60% 12/1/2025		1,305	1,309
Amazon.com, Inc. 1.20% 6/3/2027		1,191	1,058
Amazon.com, Inc. 3.45% 4/13/2029		213	204
Amazon.com, Inc. 1.50% 6/3/2030		1,337	1,105
Amazon.com, Inc. 4.70% 12/1/2032		9,630	9,770
Amazon.com, Inc. 2.875% 5/12/2041		934	713
American Honda Finance Corp. 1.20% 7/8/2025		3,818	3,534
BMW US Capital, LLC 3.90% 4/9/2025[2]		257	253
BMW US Capital, LLC 2.55% 4/1/2031[2]		534	459
Daimler Trucks Finance North America, LLC 3.50% 4/7/2025[2]		1,000	969
Daimler Trucks Finance North America, LLC 5.15% 1/16/2026[2]		1,159	1,160
Daimler Trucks Finance North America, LLC 3.65% 4/7/2027[2]		825	786
Daimler Trucks Finance North America, LLC 5.125% 1/19/2028[2]		711	709
Daimler Trucks Finance North America, LLC 2.375% 12/14/2028[2]		3,372	2,936
Daimler Trucks Finance North America, LLC 2.50% 12/14/2031[2]		4,685	3,829
General Motors Company 5.40% 4/1/2048		500	420
Home Depot, Inc. 1.375% 3/15/2031		2,326	1,842
Home Depot, Inc. 3.125% 12/15/2049		684	489
Home Depot, Inc. 2.375% 3/15/2051		2,000	1,224
Hyundai Capital America 1.80% 10/15/2025[2]		774	710
Hyundai Capital America 1.50% 6/15/2026[2]		1,866	1,657
Hyundai Capital America 5.60% 3/30/2028[2]		800	803

American Funds Corporate Bond Fund	15

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
Hyundai Capital America 2.00% 6/15/2028[2]	USD	1,701	$1,439
Marriott International, Inc. 4.90% 4/15/2029		906	889
Marriott International, Inc. 2.85% 4/15/2031		2,260	1,902
Marriott International, Inc. 2.75% 10/15/2033		2,040	1,625
McDonald’s Corp. 3.60% 7/1/2030		752	703
McDonald’s Corp. 4.60% 9/9/2032		1,888	1,882
McDonald’s Corp. 5.15% 9/9/2052		1,100	1,077
Mercedes-Benz Finance North America, LLC 0.75% 3/1/2024[2]		667	644
Mercedes-Benz Finance North America, LLC 5.50% 11/27/2024[2]		333	334
Mercedes-Benz Finance North America, LLC 5.375% 11/26/2025[2]		225	227
Stellantis Finance US, Inc. 5.625% 1/12/2028[2]		3,358	3,411
Stellantis Finance US, Inc. 2.691% 9/15/2031[2]		3,600	2,865
The Morongo Band of Mission Indians 7.00% 10/1/2039[2]		1,100	1,175
Toyota Motor Credit Corp. 0.80% 1/9/2026		640	579
Toyota Motor Credit Corp. 4.55% 5/17/2030		2,400	2,370
			57,401

Materials 2.25%
Anglo American Capital PLC 2.25% 3/17/2028[2]		1,280	1,105
Anglo American Capital PLC 5.625% 4/1/2030[2]		1,200	1,201
BHP Billiton Finance (USA), Ltd. 4.875% 2/27/2026		1,300	1,306
BHP Billiton Finance (USA), Ltd. 4.75% 2/28/2028		3,250	3,274
BHP Billiton Finance (USA), Ltd. 4.90% 2/28/2033		2,014	2,023
Celanese US Holdings, LLC 6.165% 7/15/2027		250	252
Celanese US Holdings, LLC 6.33% 7/15/2029		556	560
Celanese US Holdings, LLC 6.379% 7/15/2032		1,214	1,228
Dow Chemical Co. (The) 4.55% 11/30/2025		14	14
Dow Chemical Co. (The) 4.80% 11/30/2028		500	497
Dow Chemical Co. (The) 4.625% 10/1/2044		600	516
Dow Chemical Co. (The) 4.80% 5/15/2049		2,131	1,828
Dow Chemical Co. (The) 3.60% 11/15/2050		170	124
EIDP, Inc. 4.50% 5/15/2026		677	671
EIDP, Inc. 4.80% 5/15/2033		2,978	2,946
Glencore Funding, LLC 1.625% 4/27/2026[2]		600	543
Glencore Funding, LLC 2.625% 9/23/2031[2]		500	403
International Flavors & Fragrances, Inc. 1.23% 10/1/2025[2]		1,000	892
International Flavors & Fragrances, Inc. 1.832% 10/15/2027[2]		3,193	2,701
International Flavors & Fragrances, Inc. 2.30% 11/1/2030[2]		2,550	2,027
International Flavors & Fragrances, Inc. 3.268% 11/15/2040[2]		1,048	725
International Flavors & Fragrances, Inc. 3.468% 12/1/2050[2]		1,500	987
Linde, Inc. 4.70% 12/5/2025		2,000	2,002
Linde, Inc. 1.10% 8/10/2030		1,682	1,333
Linde, Inc. 2.00% 8/10/2050		866	488
LYB International Finance BV 4.875% 3/15/2044		100	86
Nutrien, Ltd. 5.95% 11/7/2025		640	653
Nutrien, Ltd. 4.90% 3/27/2028		1,289	1,279
Nutrien, Ltd. 5.00% 4/1/2049		300	267
Nutrien, Ltd. 5.80% 3/27/2053		154	152
OCI NV 6.70% 3/16/2033[2]		2,776	2,722
Rio Tinto Finance (USA) PLC 5.00% 3/9/2033		500	508
Rio Tinto Finance (USA) PLC 5.125% 3/9/2053		200	198
Sherwin-Williams Co. 3.125% 6/1/2024		700	683
Sherwin-Williams Co. 3.45% 6/1/2027		400	380
Sherwin-Williams Co. 2.20% 3/15/2032		250	201
Sherwin-Williams Co. 3.80% 8/15/2049		550	415
Sherwin-Williams Co. 3.30% 5/15/2050		1,050	724
Sherwin-Williams Co. 2.90% 3/15/2052		250	156
South32 Treasury, Ltd. 4.35% 4/14/2032[2]		2,488	2,189
			40,259

Total corporate bonds, notes & loans			1,522,902

U.S. Treasury bonds & notes 5.82%
U.S. Treasury 5.82%
U.S. Treasury 3.875% 3/31/2025		1,226	1,212
U.S. Treasury 4.25% 5/31/2025		14,493	14,454
U.S. Treasury 4.00% 2/15/2026		15,396	15,347
U.S. Treasury 3.625% 5/15/2026		446	441

16	American Funds Corporate Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 3.625% 3/31/2028	USD	2	$2
U.S. Treasury 3.625% 5/31/2028		20,839	20,724
U.S. Treasury 3.75% 5/31/2030		6,016	6,035
U.S. Treasury 4.125% 11/15/2032		21	22
U.S. Treasury 3.375% 5/15/2033		14,097	13,793
U.S. Treasury 4.25% 5/15/2039[5]		2,989	3,155
U.S. Treasury 1.75% 8/15/2041[5]		115	81
U.S. Treasury 3.875% 5/15/2043[5]		16,595	16,285
U.S. Treasury 4.00% 11/15/2052[5]		791	813
U.S. Treasury 3.625% 2/15/2053[5]		12,249	11,757
			104,121

Asset-backed obligations 1.16%
Castlelake Aircraft Securitization Trust, Series 2021-1, Class A, 2.868% 5/11/2037[2,6]		1,935	1,633
CF Hippolyta, LLC, Series 2020-1, Class A1, 1.69% 7/15/2060[2,6]		4,236	3,830
CF Hippolyta, LLC, Series 2020-1, Class A2, 1.99% 7/15/2060[2,6]		290	244
CF Hippolyta, LLC, Series 2021-1, Class A1, 1.53% 3/15/2061[2,6]		394	345
Global SC Finance V SRL, Series 2019-1A, Class B, 4.81% 9/17/2039[2,6]		703	665
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 10/20/2061[2,6]		16,290	14,082
			20,799

Municipals 0.32%
California 0.10%
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 2.746% 6/1/2034		215	178
Regents of the University of California, General Rev. Bonds, Series 2020-BG, 1.316% 5/15/2027		965	860
Regents of the University of California, General Rev. Bonds, Series 2020-BG, 1.614% 5/15/2030		750	625
			1,663

Ohio 0.22%
Cleveland-Cuyahoga Port Auth., Federal Lease Rev. Bonds (VA Cleveland Health Care Center Project), Series 2021, 4.425% 5/1/2031		4,585	3,982
Total municipals			5,645

Bonds & notes of governments & government agencies outside the U.S. 0.07%
Panama (Republic of) 2.252% 9/29/2032		1,710	1,318

Total bonds, notes & other debt instruments (cost: $1,781,284,000)			1,654,785

Short-term securities 7.96%		Shares
Money market investments 7.96%
Capital Group Central Cash Fund 5.11%[7,8]		1,424,123	142,398
Total short-term securities (cost: $142,406,000)			142,398

Total investment securities 100.45% (cost: $1,923,690,000)			1,797,183
Other assets less liabilities (0.45)%			(8,010)

Net assets 100.00%			$1,789,173

American Funds Corporate Bond Fund	17

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized (depreciation) appreciation at 5/31/2023 (000)
2 Year U.S. Treasury Note Futures	Long	665	September 2023	USD136,876	$(8)
5 Year U.S. Treasury Note Futures	Short	94	September 2023	(10,254)	(15)
10 Year U.S. Treasury Note Futures	Short	824	September 2023	(94,322)	(476)
10 Year Ultra U.S. Treasury Note Futures	Short	1,865	September 2023	(224,645)	(1,231)
20 Year U.S. Treasury Bond Futures	Long	1,350	September 2023	173,264	2,259
30 Year Ultra U.S. Treasury Bond Futures	Long	542	September 2023	74,186	1,191
					$1,720

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay			Notional	Value at	Upfront premium	Unrealized (depreciation) appreciation
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)	5/31/2023 (000)	paid (000)	at 5/31/2023 (000)
3.278%	Annual	SOFR	Annual	3/16/2043	USD3,309	$(38)	$—	$(38)
SOFR	Annual	3.044%	Annual	3/16/2053	2,450	59	—	59
						$21	$—	$21

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Reference index	Financing rate paid	Payment frequency	Expiration date	Notional amount (000)	Value at 5/31/2023 (000)	Upfront premium received (000)	Unrealized depreciation at 5/31/2023 (000)
CDX.NA.IG.40	1.00%	Quarterly	6/20/2028	USD137,641	$(1,515)	$(904)	$(611)

Investments in affiliates8

	Value of affiliate at 6/1/2022 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized depreciation (000)	Value of affiliate at 5/31/2023 (000)	Dividend income (000)
Short-term securities 7.96%
Money market investments 7.96%
Capital Group Central Cash Fund 5.11%[7]	$59,157	$1,109,652	$1,026,421	$18	$(8)	$142,398	$4,082

[1]	Step bond; coupon rate may change at a later date.
[2]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $197,304,000, which represented 11.03% of the net assets of the fund.
[3]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[4]	Scheduled interest and/or principal payment was not received.
[5]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $7,480,000, which represented .42% of the net assets of the fund.
[6]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[7]	Rate represents the seven-day yield at 5/31/2023.
[8]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

18	American Funds Corporate Bond Fund

Key to abbreviations

Auth. = Authority

CME = CME Group

DAC = Designated Activity Company

LIBOR = London Interbank Offered Rate

Rev. = Revenue

SOFR = Secured Overnight Financing Rate

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Corporate Bond Fund	19

Financial statements

Statement of assets and liabilities at May 31, 2023	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $1,781,284)	$1,654,785
Affiliated issuers (cost: $142,406)	142,398	$1,797,183
Cash		567
Receivables for:
Sales of investments	13,045
Sales of fund’s shares	5,769
Dividends and interest	15,492
Variation margin on futures contracts	1,907
Variation margin on centrally cleared swap contracts	106	36,319
		1,834,069
Liabilities:
Payables for:
Purchases of investments	40,456
Repurchases of fund’s shares	2,202
Dividends on fund’s shares	23
Investment advisory services	383
Services provided by related parties	288
Trustees’ deferred compensation	13
Variation margin on futures contracts	1,500
Variation margin on centrally cleared swap contracts	23
Other	8	44,896
Net assets at May 31, 2023		$1,789,173

Net assets consist of:
Capital paid in on shares of beneficial interest		$2,128,484
Total accumulated loss		(339,311)
Net assets at May 31, 2023		$1,789,173

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (190,883 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$781,306	83,355	$9.37
Class C	27,591	2,944	9.37
Class T	9	1	9.37
Class F-1	40,628	4,334	9.37
Class F-2	617,351	65,864	9.37
Class F-3	170,519	18,192	9.37
Class 529-A	52,190	5,568	9.37
Class 529-C	3,005	321	9.37
Class 529-E	1,692	181	9.37
Class 529-T	11	1	9.37
Class 529-F-1	9	1	9.37
Class 529-F-2	8,273	883	9.37
Class 529-F-3	9	1	9.37
Class R-1	886	95	9.37
Class R-2	5,828	622	9.37
Class R-2E	1,483	158	9.37
Class R-3	11,293	1,205	9.37
Class R-4	4,259	454	9.37
Class R-5E	3,294	351	9.37
Class R-5	1,136	121	9.37
Class R-6	58,401	6,231	9.37

Refer to the notes to financial statements.

20	American Funds Corporate Bond Fund

Financial statements (continued)

Statement of operations for the year ended May 31, 2023	(dollars in thousands)

Investment income:
Income:
Interest from unaffiliated issuers	$59,762
Dividends from affiliated issuers	4,082	$63,844
Fees and expenses*:
Investment advisory services	4,284
Distribution services	2,615
Transfer agent services	1,951
Administrative services	508
529 plan services	39
Reports to shareholders	193
Registration statement and prospectus	293
Trustees’ compensation	6
Auditing and legal	104
Custodian	31
Other	15
Total fees and expenses before reimbursement	10,039
Less reimbursement of fees and expenses:
Miscellaneous fee reimbursement	135
Total fees and expenses after reimbursement		9,904
Net investment income		53,940

Net realized loss and unrealized appreciation:
Net realized (loss) gain on:
Investments:
Unaffiliated issuers	(141,446)
Affiliated issuers	18
Futures contracts	(9,243)
Swap contracts	(1,302)	(151,973)
Net unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	59,667
Affiliated issuers	(8)
Futures contracts	2,111
Swap contracts	(938)	60,832
Net realized loss and unrealized appreciation		(91,141)

Net decrease in net assets resulting from operations		$(37,201)

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

Refer to the notes to financial statements.

American Funds Corporate Bond Fund	21

Financial statements (continued)

Statements of changes in net assets

(dollars in thousands)

	Year ended May 31,
	2023	2022
Operations:
Net investment income	$53,940	$37,279
Net realized loss	(151,973)	(42,951)
Net unrealized appreciation (depreciation)	60,832	(208,835)
Net decrease in net assets resulting from operations	(37,201)	(214,507)

Distributions paid or accrued to shareholders	(52,558)	(36,914)

Net capital share transactions	110,530	(82,467)

Total increase (decrease) in net assets	20,771	(333,888)

Net assets:
Beginning of year	1,768,402	2,102,290
End of year	$1,789,173	$1,768,402

Refer to the notes to financial statements.

22	American Funds Corporate Bond Fund

Notes to financial statements

1. Organization

American Funds Corporate Bond Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The fund seeks to provide maximum total return consistent with capital preservation and prudent risk management.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75% for Class A; up to 3.50% for Class 529-A	None (except 1.00% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1.00% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid or accrued to shareholders — Income dividends are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Capital gain distributions are recorded on the ex-dividend date.

American Funds Corporate Bond Fund	23

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information. Exchange-traded futures are generally valued at the official settlement price of the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued. Swaps are generally valued using evaluated prices obtained from third-party pricing vendors who calculate these values based on market inputs that may include the yields of the indices referenced in the instrument and the relevant curve, dealer quotes, default probabilities and recovery rates, other reference data, and terms of the contract.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

24	American Funds Corporate Bond Fund

Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of May 31, 2023 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds, notes & loans	$—	$1,522,902	$—	$1,522,902
U.S. Treasury bonds & notes	—	104,121	—	104,121
Asset-backed obligations	—	20,799	—	20,799
Municipals	—	5,645	—	5,645
Bonds & notes of governments & government agencies outside the U.S.	—	1,318	—	1,318
Short-term securities	142,398	—	—	142,398
Total	$142,398	$1,654,785	$—	$1,797,183

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$3,450	$—	$—	$3,450
Unrealized appreciation on centrally cleared interest rate swaps	—	59	—	59
Liabilities:
Unrealized depreciation on futures contracts	(1,730)	—	—	(1,730)
Unrealized depreciation on centrally cleared interest rate swaps	—	(38)	—	(38)
Unrealized depreciation on centrally cleared credit default swaps	—	(611)	—	(611)
Total	$1,720	$(590)	$—	$1,130

*	Futures contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations.

American Funds Corporate Bond Fund	25

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in assessing credit and default risks.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government. U.S. government securities are subject to market risk, interest rate risk and credit risk.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may cause the fund to lose significantly more than its initial investment. Derivatives may be difficult to value, difficult for the fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses. Derivatives are also subject to operational risk (such as documentation issues, settlement issues and systems failures) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract).

26	American Funds Corporate Bond Fund

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile or difficult to determine, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs, or to try to limit losses, or may be forced to sell at a loss.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S. or with significant operations or revenues outside the U.S., and securities tied economically to countries outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in more developed markets are subject. The fund’s rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the fund to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract.

American Funds Corporate Bond Fund	27

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $798,445,000.

Swap contracts — The fund has entered into swap agreements, which are two-party contracts entered into primarily by institutional investors for a specified time period. In a typical swap transaction, two parties agree to exchange the returns earned or realized from one or more underlying assets or rates of return. Swap agreements can be traded on a swap execution facility (SEF) and cleared through a central clearinghouse (cleared), traded over-the-counter (OTC) and cleared, or traded bilaterally and not cleared. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, and margin is required to be exchanged under the rules of the clearinghouse, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps. To the extent the fund enters into bilaterally negotiated swap transactions, the fund will enter into swap agreements only with counterparties that meet certain credit standards and subject to agreed collateralized procedures. The term of a swap can be days, months or years and certain swaps may be less liquid than others.

Upon entering into a centrally cleared swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the fund’s statement of assets and liabilities for centrally cleared swaps and as unrealized appreciation or depreciation in the fund’s statement of assets and liabilities for bilateral swaps. For centrally cleared swaps, the fund also pays or receives a variation margin based on the increase or decrease in the value of the swaps, including accrued interest as applicable, and records variation margin in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from swaps are recorded in the fund’s statement of operations.

Swap agreements can take different forms. The fund has entered into the following types of swap agreements:

Interest rate swaps — The fund has entered into interest rate swaps, which seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in an interest rate or rates. Typically, one interest rate is fixed and the other is variable based on a designated short-term interest rate such as the Secured Overnight Financing Rate (SOFR), prime rate or other benchmark, or on an inflation index such as the U.S. Consumer Price Index (which is a measure that examines the weighted average of prices of a basket of consumer goods and services and measures changes in the purchasing power of the U.S. dollar and the rate of inflation). In other types of interest rate swaps, known as basis swaps, the parties agree to swap variable interest rates based on different designated short-term interest rates. Interest rate swaps generally do not involve the delivery of securities or other principal amounts. Rather, cash payments are exchanged by the parties based on the application of the designated interest rates to a notional amount, which is the predetermined dollar principal of the trade upon which payment obligations are computed. Accordingly, the fund’s current obligation or right under the swap agreement is generally equal to the net amount to be paid or received under the swap agreement based on the relative value of the position held by each party. The average month-end notional amount of interest rate swaps while held was $5,759,000.

Credit default swap indices — The fund has entered into centrally cleared credit default swap indices, including CDX and iTraxx indices (collectively referred to as “CDSI”), in order to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks. A CDSI is based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. In a typical CDSI transaction, one party (the protection buyer) is obligated to pay the other party (the protection seller) a stream of periodic payments over the term of the contract. If a credit event, such as a default or restructuring, occurs with respect to any of the underlying reference obligations, the protection seller must pay the protection buyer the loss on those credits.

The fund may enter into a CDSI transaction as either protection buyer or protection seller. If the fund is a protection buyer, it would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit events were to occur with respect to any of the underlying reference obligations. However, if a credit event did occur, the fund, as a protection buyer, would have the right to deliver the referenced debt obligations or a specified amount of cash, depending on the terms of the applicable agreement, and to receive the par value of such debt obligations from the counterparty protection seller.

28	American Funds Corporate Bond Fund

As a protection seller, the fund would receive fixed payments throughout the term of the contract if no credit events were to occur with respect to any of the underlying reference obligations. If a credit event were to occur, however, the value of any deliverable obligation received by the fund, coupled with the periodic payments previously received by the fund, may be less than the full notional value that the fund, as a protection seller, pays to the counterparty protection buyer, effectively resulting in a loss of value to the fund. Furthermore, as a protection seller, the fund would effectively add leverage to its portfolio because it would have investment exposure to the notional amount of the swap transaction. The average month-end notional amount of credit default swaps while held was $133,824,000.

The following tables identify the location and fair value amounts on the fund’s statement of assets and liabilities and the effect on the fund’s statement of operations resulting from the fund’s use of futures contracts, interest rate swaps and credit default swaps as of, or for the year ended, May 31, 2023 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$3,450	Unrealized depreciation*	$1,730
Swap (centrally cleared)	Interest	Unrealized appreciation*	59	Unrealized depreciation*	38
Swap (centrally cleared)	Credit	Unrealized appreciation*	—	Unrealized depreciation*	611
			$3,509		$2,379

		Net realized loss		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(9,243)	Net unrealized appreciation on futures contracts	$2,111
Swap	Interest	Net realized loss on swap contracts	(2)	Net unrealized appreciation on swap contracts	21
Swap	Credit	Net realized loss on swap contracts	(1,300)	Net unrealized depreciation on swap contracts	(959)
			$(10,545)		$1,173

*	Includes cumulative appreciation/depreciation on futures contracts, centrally cleared interest rate swaps and centrally cleared credit default swaps as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the fund’s statement of assets and liabilities.

Collateral — The fund receives or pledges highly liquid assets, such as cash or U.S. government securities, as collateral due to its use of futures contracts, interest rate swaps and credit default swaps. For futures contracts, centrally cleared interest rate swaps and centrally cleared credit default swaps, the fund pledges collateral for initial and variation margin by contract. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in the fund’s statement of assets and liabilities.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended May 31, 2023, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

American Funds Corporate Bond Fund	29

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. The fund generally records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; cost of investments sold; net capital losses; amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended May 31, 2023, the fund reclassified $3,000 from total accumulated loss to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of May 31, 2023, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$57
Capital loss carryforward*	(210,102)
Gross unrealized appreciation on investments	8,427
Gross unrealized depreciation on investments	(137,539)
Net unrealized depreciation on investments	(129,112)
Cost of investments	1,928,329

*	The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Tax-basis distributions paid or accrued to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended May 31
Share class	2023		2022
Class A	$23,639		$17,451
Class C	668		481
Class T	—	†	—	†
Class F-1	1,292		955
Class F-2	18,203		12,761
Class F-3	4,733		2,818
Class 529-A	1,519		1,097
Class 529-C	70		47
Class 529-E	47		36
Class 529-T	—	†	—	†
Class 529-F-1	—	†	—	†
Class 529-F-2	270		206
Class 529-F-3	—	†	—	†
Class R-1	23		15
Class R-2	136		67
Class R-2E	37		21
Class R-3	297		186
Class R-4	135		98
Class R-5E	90		45
Class R-5	35		31
Class R-6	1,364		599
Total	$52,558		$36,914

†	Amount less than one thousand.

30	American Funds Corporate Bond Fund

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.253% on the first $15.0 billion of daily net assets and decreasing to 0.212% on such assets in excess of $15.0 billion. For the year ended May 31, 2023, the investment advisory services fees were $4,284,000, which were equivalent to an annualized rate of 0.253% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of May 31, 2023, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fees are based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. Virginia529 is not considered a related party to the fund.

American Funds Corporate Bond Fund	31

The quarterly fees are based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $75 billion. The fees for any given calendar quarter are accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. For the year ended May 31, 2023, the 529 plan services fees were $39,000, which were equivalent to 0.060% of the average daily net assets of each 529 share class.

For the year ended May 31, 2023, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$1,919	$1,044		$237		Not applicable
Class C	300	40		9		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	106	52		13		Not applicable
Class F-2	Not applicable	689		168		Not applicable
Class F-3	Not applicable	4		42		Not applicable
Class 529-A	121	64		15		$31
Class 529-C	32	4		1		2
Class 529-E	9	1		1		1
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	—	*	—	*	—	*
Class 529-F-2	Not applicable	3		3		5
Class 529-F-3	Not applicable	—	*	—	*	—	*
Class R-1	10	1		—	*	Not applicable
Class R-2	44	20		2		Not applicable
Class R-2E	9	3		—	*	Not applicable
Class R-3	54	16		3		Not applicable
Class R-4	11	4		1		Not applicable
Class R-5E	Not applicable	4		1		Not applicable
Class R-5	Not applicable	1		—	*	Not applicable
Class R-6	Not applicable	1		12		Not applicable
Total class-specific expenses	$2,615	$1,951		$508		$39

*	Amount less than one thousand.

Miscellaneous fee reimbursement — CRMC has agreed to reimburse a portion of miscellaneous fees and expenses of the fund. For the year ended May 31, 2023, total fees and expenses reimbursed by CRMC were $135,000, which CRMC does not intend to recoup. This reimbursement may be adjusted or discontinued, subject to any restrictions in the fund’s prospectus. Fees and expenses in the statement of operations are presented gross of any reimbursement from CRMC.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation in the fund’s statement of operations reflects the current fees (either paid in cash or deferred) and a net increase or decrease in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term instruments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased investment securities from, and sold investment securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended May 31, 2023, the fund engaged in such purchase and sale transactions with related funds in the amounts of $602,000 and $4,381,000, respectively, which generated $392,000 of net realized losses from such sales.

32	American Funds Corporate Bond Fund

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended May 31, 2023.

8. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of distributions				Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended May 31, 2023

Class A	$111,509	11,869	$23,457		2,503		$(174,795)	(18,643)	$(39,829)	(4,271)
Class C	4,148	439	665		71		(12,066)	(1,281)	(7,253)	(771)
Class T	—	—	—		—		—	—	—	—
Class F-1	27,378	2,873	1,289		138		(24,786)	(2,637)	3,881	374
Class F-2	374,612	39,847	18,191		1,940		(326,273)	(35,318)	66,530	6,469
Class F-3	89,591	9,475	4,728		504		(38,459)	(4,099)	55,860	5,880
Class 529-A	9,532	1,013	1,514		162		(12,161)	(1,286)	(1,115)	(111)
Class 529-C	991	106	70		7		(1,813)	(191)	(752)	(78)
Class 529-E	308	33	47		5		(518)	(55)	(163)	(17)
Class 529-T	—	—	—	†	—	†	—	—	— †	— †
Class 529-F-1	—	—	—	†	—	†	—	—	— †	— †
Class 529-F-2	2,062	219	268		29		(3,130)	(333)	(800)	(85)
Class 529-F-3	—	—	—	†	—	†	—	—	— †	— †
Class R-1	111	12	23		3		(444)	(47)	(310)	(32)
Class R-2	1,680	179	134		14		(1,762)	(188)	52	5
Class R-2E	592	62	36		4		(397)	(42)	231	24
Class R-3	3,545	377	295		32		(3,134)	(333)	706	76
Class R-4	1,282	141	135		14		(1,430)	(151)	(13)	4
Class R-5E	1,479	157	89		9		(712)	(75)	856	91
Class R-5	357	38	35		4		(222)	(24)	170	18
Class R-6	41,944	4,477	1,362		145		(10,827)	(1,143)	32,479	3,479
Total net increase (decrease)	$671,121	71,317	$52,338		5,584		$(612,929)	(65,846)	$110,530	11,055

Refer to the end of the table for footnotes.

American Funds Corporate Bond Fund	33

	Sales*		Reinvestments of distributions				Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended May 31, 2022

Class A	$143,060	12,928	$17,313		1,597		$(237,069)	(22,013)	$(76,696)	(7,488)
Class C	8,298	757	478		44		(21,117)	(1,967)	(12,341)	(1,166)
Class T	—	—	—		—		—	—	—	—
Class F-1	14,312	1,319	954		87		(38,221)	(3,529)	(22,955)	(2,123)
Class F-2	288,444	26,541	12,753		1,178		(276,094)	(25,669)	25,103	2,050
Class F-3	51,748	4,853	2,818		259		(56,716)	(5,249)	(2,150)	(137)
Class 529-A	13,532	1,222	1,091		101		(17,394)	(1,585)	(2,771)	(262)
Class 529-C	1,076	97	46		4		(2,497)	(226)	(1,375)	(125)
Class 529-E	420	37	36		3		(1,001)	(89)	(545)	(49)
Class 529-T	—	—	—	†	—	†	—	—	— †	— †
Class 529-F-1	—	—	—	†	—	†	—	—	— †	— †
Class 529-F-2	3,613	325	204		19		(2,141)	(197)	1,676	147
Class 529-F-3	—	—	—	†	—	†	—	—	— †	— †
Class R-1	583	52	15		2		(473)	(43)	125	11
Class R-2	2,404	224	66		6		(2,821)	(256)	(351)	(26)
Class R-2E	495	45	21		2		(696)	(64)	(180)	(17)
Class R-3	4,256	387	185		17		(4,640)	(428)	(199)	(24)
Class R-4	1,208	109	97		9		(2,789)	(252)	(1,484)	(134)
Class R-5E	2,291	206	44		4		(735)	(66)	1,600	144
Class R-5	282	25	31		3		(908)	(84)	(595)	(56)
Class R-6	24,322	2,183	596		55		(14,247)	(1,306)	10,671	932
Total net increase (decrease)	$560,344	51,310	$36,748		3,390		$(679,559)	(63,023)	$(82,467)	(8,323)

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

10. Investment transactions

The fund engaged in purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $1,246,676,000 and $1,199,458,000, respectively, during the year ended May 31, 2023.

34	American Funds Corporate Bond Fund

Financial highlights

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]		Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class A:
5/31/2023	$9.83	$.29	$(.47)	$(.18)	$(.28)	$—	$(.28)	$9.37	(1.77)%	$781		.70%		.69%		3.07%
5/31/2022	11.17	.19	(1.34)	(1.15)	(.19)	—	(.19)	9.83	(10.47)	862		.82		.81		1.72
5/31/2021	11.52	.17	(.03)	.14	(.17)	(.32)	(.49)	11.17	1.07	1,063		.84		.83		1.48
5/31/2020	10.44	.24	1.20	1.44	(.24)	(.12)	(.36)	11.52	14.10	807		.88		.84		2.20
5/31/2019	10.00	.28	.44	.72	(.28)	—	(.28)	10.44	7.32	501		.95		.94		2.80
Class C:
5/31/2023	9.83	.22	(.47)	(.25)	(.21)	—	(.21)	9.37	(2.51)	28		1.45		1.44		2.30
5/31/2022	11.17	.11	(1.34)	(1.23)	(.11)	—	(.11)	9.83	(11.10)	37		1.53		1.52		1.00
5/31/2021	11.52	.09	(.03)	.06	(.09)	(.32)	(.41)	11.17	.37	55		1.54		1.52		.78
5/31/2020	10.44	.17	1.20	1.37	(.17)	(.12)	(.29)	11.52	13.30	36		1.58		1.54		1.50
5/31/2019	10.00	.20	.44	.64	(.20)	—	(.20)	10.44	6.53	20		1.70		1.69		2.05
Class T:
5/31/2023	9.83	.32	(.47)	(.15)	(.31)	—	(.31)	9.37	(1.46)[5]	—	[6]	.38	[5]	.37	[5]	3.39	[5]
5/31/2022	11.17	.22	(1.34)	(1.12)	(.22)	—	(.22)	9.83	(10.22)[5]	—	[6]	.54	[5]	.53	[5]	2.00	[5]
5/31/2021	11.52	.20	(.03)	.17	(.20)	(.32)	(.52)	11.17	1.34 [5]	—	[6]	.57	[5]	.56	[5]	1.76	[5]
5/31/2020	10.44	.27	1.20	1.47	(.27)	(.12)	(.39)	11.52	14.43 [5]	—	[6]	.59	[5]	.55	[5]	2.51	[5]
5/31/2019	10.00	.30	.44	.74	(.30)	—	(.30)	10.44	7.60 [5]	—	[6]	.69	[5]	.68	[5]	3.06	[5]
Class F-1:
5/31/2023	9.83	.29	(.47)	(.18)	(.28)	—	(.28)	9.37	(1.77)	41		.69		.68		3.11
5/31/2022	11.17	.19	(1.34)	(1.15)	(.19)	—	(.19)	9.83	(10.45)	39		.80		.80		1.72
5/31/2021	11.52	.18	(.03)	.15	(.18)	(.32)	(.50)	11.17	1.10	68		.81		.79		1.49
5/31/2020	10.44	.25	1.20	1.45	(.25)	(.12)	(.37)	11.52	14.13	32		.84		.80		2.18
5/31/2019	10.00	.28	.44	.72	(.28)	—	(.28)	10.44	7.30	6		.98		.97		2.77
Class F-2:
5/31/2023	9.83	.32	(.47)	(.15)	(.31)	—	(.31)	9.37	(1.53)	617		.44		.44		3.34
5/31/2022	11.17	.22	(1.34)	(1.12)	(.22)	—	(.22)	9.83	(10.22)	584		.54		.53		2.01
5/31/2021	11.52	.21	(.03)	.18	(.21)	(.32)	(.53)	11.17	1.37	641		.54		.52		1.72
5/31/2020	10.44	.27	1.20	1.47	(.27)	(.12)	(.39)	11.52	14.44	158		.57		.53		2.47
5/31/2019	10.00	.30	.44	.74	(.30)	—	(.30)	10.44	7.60	38		.69		.67		3.07
Class F-3:
5/31/2023	9.83	.33	(.47)	(.14)	(.32)	—	(.32)	9.37	(1.41)	171		.32		.32		3.49
5/31/2022	11.17	.23	(1.34)	(1.11)	(.23)	—	(.23)	9.83	(10.11)	121		.42		.42		2.11
5/31/2021	11.52	.22	(.03)	.19	(.22)	(.32)	(.54)	11.17	1.47	139		.45		.43		1.85
5/31/2020	10.44	.29	1.20	1.49	(.29)	(.12)	(.41)	11.52	14.55	41		.48		.44		2.56
5/31/2019	10.00	.31	.44	.75	(.31)	—	(.31)	10.44	7.72	11		.59		.57		3.17
Class 529-A:
5/31/2023	9.83	.29	(.47)	(.18)	(.28)	—	(.28)	9.37	(1.81)	52		.74		.73		3.03
5/31/2022	11.17	.19	(1.34)	(1.15)	(.19)	—	(.19)	9.83	(10.47)	56		.82		.81		1.72
5/31/2021	11.52	.17	(.03)	.14	(.17)	(.32)	(.49)	11.17	1.08	66		.83		.81		1.50
5/31/2020	10.44	.24	1.20	1.44	(.24)	(.12)	(.36)	11.52	14.09	53		.88		.84		2.20
5/31/2019	10.00	.28	.44	.72	(.28)	—	(.28)	10.44	7.33	31		.95		.94		2.80

Refer to the end of the table for footnotes.

American Funds Corporate Bond Fund	35

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]		Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class 529-C:
5/31/2023	$9.83	$.22	$(.47)	$(.25)	$(.21)	$—	$(.21)	$9.37	(2.56)%	$3		1.50%		1.49%		2.25%
5/31/2022	11.17	.10	(1.34)	(1.24)	(.10)	—	(.10)	9.83	(11.15)	4		1.58		1.57		.94
5/31/2021	11.52	.08	(.03)	.05	(.08)	(.32)	(.40)	11.17	.32	6		1.59		1.58		.77
5/31/2020	10.44	.16	1.20	1.36	(.16)	(.12)	(.28)	11.52	13.24	8		1.64		1.60		1.45
5/31/2019	10.00	.20	.44	.64	(.20)	—	(.20)	10.44	6.47	6		1.75		1.74		2.00
Class 529-E:
5/31/2023	9.83	.27	(.47)	(.20)	(.26)	—	(.26)	9.37	(2.00)	2		.93		.92		2.83
5/31/2022	11.17	.17	(1.34)	(1.17)	(.17)	—	(.17)	9.83	(10.64)	2		1.02		1.01		1.51
5/31/2021	11.52	.15	(.03)	.12	(.15)	(.32)	(.47)	11.17	.87	3		1.04		1.02		1.30
5/31/2020	10.44	.22	1.20	1.42	(.22)	(.12)	(.34)	11.52	13.89	2		1.06		1.02		2.00
5/31/2019	10.00	.26	.44	.70	(.26)	—	(.26)	10.44	7.09	1		1.17		1.16		2.58
Class 529-T:
5/31/2023	9.83	.31	(.47)	(.16)	(.30)	—	(.30)	9.37	(1.56)[5]	—	[6]	.47	[5]	.46	[5]	3.30	[5]
5/31/2022	11.17	.21	(1.34)	(1.13)	(.21)	—	(.21)	9.83	(10.26)[5]	—	[6]	.58	[5]	.58	[5]	1.96	[5]
5/31/2021	11.52	.20	(.03)	.17	(.20)	(.32)	(.52)	11.17	1.29 [5]	—	[6]	.62	[5]	.60	[5]	1.73	[5]
5/31/2020	10.44	.27	1.20	1.47	(.27)	(.12)	(.39)	11.52	14.38 [5]	—	[6]	.64	[5]	.61	[5]	2.46	[5]
5/31/2019	10.00	.30	.44	.74	(.30)	—	(.30)	10.44	7.52 [5]	—	[6]	.76	[5]	.75	[5]	3.00	[5]
Class 529-F-1:
5/31/2023	9.83	.31	(.47)	(.16)	(.30)	—	(.30)	9.37	(1.57)[5]	—	[6]	.49	[5]	.48	[5]	3.28	[5]
5/31/2022	11.17	.21	(1.34)	(1.13)	(.21)	—	(.21)	9.83	(10.28)[5]	—	[6]	.61	[5]	.60	[5]	1.93	[5]
5/31/2021	11.52	.20	(.03)	.17	(.20)	(.32)	(.52)	11.17	1.30 [5]	—	[6]	.64	[5]	.61	[5]	1.90	[5]
5/31/2020	10.44	.27	1.20	1.47	(.27)	(.12)	(.39)	11.52	14.37	6		.64		.60		2.44
5/31/2019	10.00	.30	.44	.74	(.30)	—	(.30)	10.44	7.54	4		.75		.73		3.02
Class 529-F-2:
5/31/2023	9.83	.32	(.47)	(.15)	(.31)	—	(.31)	9.37	(1.50)	8		.42		.41		3.33
5/31/2022	11.17	.22	(1.34)	(1.12)	(.22)	—	(.22)	9.83	(10.21)	9		.53		.52		2.02
5/31/2021[7,8]	11.68	.11	(.19)	(.08)	(.11)	(.32)	(.43)	11.17	(.82)[9]	9		.54	[10]	.53	[10]	1.66	[10]
Class 529-F-3:
5/31/2023	9.83	.32	(.47)	(.15)	(.31)	—	(.31)	9.37	(1.45)	—	[6]	.37		.36		3.41
5/31/2022	11.17	.22	(1.34)	(1.12)	(.22)	—	(.22)	9.83	(10.17)	—	[6]	.48		.48		2.05
5/31/2021[7,8]	11.68	.11	(.19)	(.08)	(.11)	(.32)	(.43)	11.17	(.79)[9]	—	[6]	.59	[10]	.49	[10]	1.69	[10]
Class R-1:
5/31/2023	9.83	.22	(.47)	(.25)	(.21)	—	(.21)	9.37	(2.49)	1		1.43		1.42		2.33
5/31/2022	11.17	.11	(1.34)	(1.23)	(.11)	—	(.11)	9.83	(11.08)	1		1.50		1.50		1.03
5/31/2021	11.52	.09	(.03)	.06	(.09)	(.32)	(.41)	11.17	.40	1		1.51		1.50		.82
5/31/2020	10.44	.18	1.20	1.38	(.18)	(.12)	(.30)	11.52	13.41	1		1.49		1.45		1.58
5/31/2019	10.00	.21	.44	.65	(.21)	—	(.21)	10.44	6.64	1		1.59		1.57		2.18

Refer to the end of the table for footnotes.

36	American Funds Corporate Bond Fund

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]	Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]	Ratio of net income to average net assets[3]
Class R-2:
5/31/2023	$9.83	$.23	$(.47)	$(.24)	$(.22)	$—	$(.22)	$9.37	(2.46)%	$6		1.40%	1.39%	2.38%
5/31/2022	11.17	.11	(1.34)	(1.23)	(.11)	—	(.11)	9.83	(11.08)	6		1.50	1.49	1.04
5/31/2021	11.52	.09	(.03)	.06	(.09)	(.32)	(.41)	11.17	.39	7		1.52	1.50	.83
5/31/2020	10.44	.17	1.20	1.37	(.17)	(.12)	(.29)	11.52	13.34	8		1.55	1.51	1.53
5/31/2019	10.00	.21	.44	.65	(.21)	—	(.21)	10.44	6.58	5		1.65	1.63	2.11
Class R-2E:
5/31/2023	9.83	.25	(.47)	(.22)	(.24)	—	(.24)	9.37	(2.19)	2		1.13	1.12	2.66
5/31/2022	11.17	.14	(1.34)	(1.20)	(.14)	—	(.14)	9.83	(10.84)	1		1.23	1.23	1.30
5/31/2021	11.52	.13	(.03)	.10	(.13)	(.32)	(.45)	11.17	.67	2		1.25	1.23	1.08
5/31/2020	10.44	.20	1.20	1.40	(.20)	(.12)	(.32)	11.52	13.67	1		1.26	1.22	1.81
5/31/2019	10.00	.24	.44	.68	(.24)	—	(.24)	10.44	6.90	—	[6]	1.35	1.33	2.45
Class R-3:
5/31/2023	9.83	.27	(.47)	(.20)	(.26)	—	(.26)	9.37	(2.04)	11		.97	.96	2.82
5/31/2022	11.17	.16	(1.34)	(1.18)	(.16)	—	(.16)	9.83	(10.69)	11		1.07	1.06	1.47
5/31/2021	11.52	.14	(.03)	.11	(.14)	(.32)	(.46)	11.17	.82	13		1.09	1.07	1.24
5/31/2020	10.44	.22	1.20	1.42	(.22)	(.12)	(.34)	11.52	13.82	10		1.13	1.09	1.96
5/31/2019	10.00	.25	.44	.69	(.25)	—	(.25)	10.44	7.03	7		1.22	1.21	2.54
Class R-4:
5/31/2023	9.83	.29	(.47)	(.18)	(.28)	—	(.28)	9.37	(1.74)	4		.67	.66	3.11
5/31/2022	11.17	.19	(1.34)	(1.15)	(.19)	—	(.19)	9.83	(10.43)	4		.77	.77	1.75
5/31/2021	11.52	.18	(.03)	.15	(.18)	(.32)	(.50)	11.17	1.12	6		.79	.77	1.52
5/31/2020	10.44	.25	1.20	1.45	(.25)	(.12)	(.37)	11.52	14.16	4		.83	.79	2.27
5/31/2019	10.00	.28	.44	.72	(.28)	—	(.28)	10.44	7.34	3		.93	.92	2.82
Class R-5E:
5/31/2023	9.83	.31	(.47)	(.16)	(.30)	—	(.30)	9.37	(1.55)	3		.47	.46	3.34
5/31/2022	11.17	.21	(1.34)	(1.13)	(.21)	—	(.21)	9.83	(10.25)	3		.57	.56	2.01
5/31/2021	11.52	.20	(.03)	.17	(.20)	(.32)	(.52)	11.17	1.30	1		.62	.60	1.73
5/31/2020	10.44	.27	1.20	1.47	(.27)	(.12)	(.39)	11.52	14.37	1		.64	.59	2.43
5/31/2019	10.00	.30	.44	.74	(.30)	—	(.30)	10.44	7.59	1		.70	.68	3.08
Class R-5:
5/31/2023	9.83	.32	(.47)	(.15)	(.31)	—	(.31)	9.37	(1.45)	1		.37	.36	3.43
5/31/2022	11.17	.22	(1.34)	(1.12)	(.22)	—	(.22)	9.83	(10.17)	1		.49	.48	2.02
5/31/2021	11.52	.21	(.03)	.18	(.21)	(.32)	(.53)	11.17	1.41	2		.51	.49	1.83
5/31/2020	10.44	.28	1.20	1.48	(.28)	(.12)	(.40)	11.52	14.49	1		.53	.49	2.55
5/31/2019	10.00	.31	.44	.75	(.31)	—	(.31)	10.44	7.67	1		.63	.61	3.14
Class R-6:
5/31/2023	9.83	.33	(.47)	(.14)	(.32)	—	(.32)	9.37	(1.41)	58		.32	.32	3.56
5/31/2022	11.17	.23	(1.34)	(1.11)	(.23)	—	(.23)	9.83	(10.12)	27		.42	.42	2.13
5/31/2021	11.52	.22	(.03)	.19	(.22)	(.32)	(.54)	11.17	1.47	20		.45	.43	1.89
5/31/2020	10.44	.29	1.20	1.49	(.29)	(.12)	(.41)	11.52	14.55	12		.48	.45	2.62
5/31/2019	10.00	.31	.44	.75	(.31)	—	(.31)	10.44	7.70	7		.60	.58	3.21

Refer to the end of the table for footnotes.

American Funds Corporate Bond Fund	37

Financial highlights (continued)

	Year ended May 31,
	2023	2022	2021	2020	2019
Portfolio turnover rate for all share classes[11]	181%	118%	146%	232%	203%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain waivers/reimbursements from CRMC and/or AFS. During one of the years shown, CRMC waived a portion of investment advisory services fees. In addition, during one of the years shown, AFS waived a portion of transfer agent services fees for Class F-3 shares. In addition, during one of the years shown, CRMC reimbursed a portion of transfer agent services fees for certain share classes. In addition, during some of the years shown, CRMC reimbursed a portion of miscellaneous fees and expenses.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[9]	Not annualized.
[10]	Annualized.
[11]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

Refer to the notes to financial statements.

38	American Funds Corporate Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds Corporate Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of American Funds Corporate Bond Fund (the “Fund”) as of May 31, 2023, the related statement of operations for the year ended May 31, 2023, the statements of changes in net assets for each of the two years in the period ended May 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California

July 12, 2023

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

American Funds Corporate Bond Fund	39

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (December 1, 2022, through May 31, 2023).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

40	American Funds Corporate Bond Fund

Expense example (continued)

	Beginning account value 12/1/2022	Ending account value 5/31/2023	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,024.10	$3.48	.69%
Class A – assumed 5% return	1,000.00	1,021.49	3.48	.69
Class C – actual return	1,000.00	1,020.36	7.15	1.42
Class C – assumed 5% return	1,000.00	1,017.85	7.14	1.42
Class T – actual return	1,000.00	1,026.09	1.52	.30
Class T – assumed 5% return	1,000.00	1,023.44	1.51	.30
Class F-1 – actual return	1,000.00	1,024.24	3.38	.67
Class F-1 – assumed 5% return	1,000.00	1,021.59	3.38	.67
Class F-2 – actual return	1,000.00	1,025.49	2.12	.42
Class F-2 – assumed 5% return	1,000.00	1,022.84	2.12	.42
Class F-3 – actual return	1,000.00	1,026.06	1.57	.31
Class F-3 – assumed 5% return	1,000.00	1,023.39	1.56	.31
Class 529-A – actual return	1,000.00	1,023.96	3.63	.72
Class 529-A – assumed 5% return	1,000.00	1,021.34	3.63	.72
Class 529-C – actual return	1,000.00	1,020.07	7.45	1.48
Class 529-C – assumed 5% return	1,000.00	1,017.55	7.44	1.48
Class 529-E – actual return	1,000.00	1,023.02	4.54	.90
Class 529-E – assumed 5% return	1,000.00	1,020.44	4.53	.90
Class 529-T – actual return	1,000.00	1,025.37	2.17	.43
Class 529-T – assumed 5% return	1,000.00	1,022.79	2.17	.43
Class 529-F-1 – actual return	1,000.00	1,025.27	2.32	.46
Class 529-F-1 – assumed 5% return	1,000.00	1,022.64	2.32	.46
Class 529-F-2 – actual return	1,000.00	1,025.65	1.97	.39
Class 529-F-2 – assumed 5% return	1,000.00	1,022.99	1.97	.39
Class 529-F-3 – actual return	1,000.00	1,025.87	1.72	.34
Class 529-F-3 – assumed 5% return	1,000.00	1,023.24	1.72	.34
Class R-1 – actual return	1,000.00	1,020.48	7.05	1.40
Class R-1 – assumed 5% return	1,000.00	1,017.95	7.04	1.40
Class R-2 – actual return	1,000.00	1,020.57	6.95	1.38
Class R-2 – assumed 5% return	1,000.00	1,018.05	6.94	1.38
Class R-2E – actual return	1,000.00	1,022.02	5.55	1.10
Class R-2E – assumed 5% return	1,000.00	1,019.45	5.54	1.10
Class R-3 – actual return	1,000.00	1,022.82	4.74	.94
Class R-3 – assumed 5% return	1,000.00	1,020.24	4.73	.94
Class R-4 – actual return	1,000.00	1,024.31	3.23	.64
Class R-4 – assumed 5% return	1,000.00	1,021.74	3.23	.64
Class R-5E – actual return	1,000.00	1,025.31	2.32	.46
Class R-5E – assumed 5% return	1,000.00	1,022.64	2.32	.46
Class R-5 – actual return	1,000.00	1,025.86	1.72	.34
Class R-5 – assumed 5% return	1,000.00	1,023.24	1.72	.34
Class R-6 – actual return	1,000.00	1,026.05	1.57	.31
Class R-6 – assumed 5% return	1,000.00	1,023.39	1.56	.31

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

American Funds Corporate Bond Fund	41

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended May 31, 2023:

Qualified dividend income	$193,000
Section 163(j) interest dividends	$57,716,000
Corporate dividends received deduction	$97,000
U.S. government income that may be exempt from state taxation	$5,951,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2024, to determine the calendar year amounts to be included on their 2023 tax returns. Shareholders should consult their tax advisors.

42	American Funds Corporate Bond Fund

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the continuation of the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through April 30, 2024. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all the fund’s independent board members. The board and the committee determined in the exercise of their business judgment that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account their interactions with CRMC as well as information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel with respect to the matters considered. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management (the manner in which the fund’s assets are managed, including liquidity management), financial, investment operations, compliance, trading, proxy voting, shareholder communications, and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee considered the risks assumed by CRMC in providing services to the fund, including operational, business, financial, reputational, regulatory and litigation risks. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included) and data such as relevant market and fund indexes over various periods (including the fund’s lifetime) through September 30, 2022. They generally placed greater emphasis on investment results over longer term periods. On the basis of this evaluation and the board’s and the committee’s ongoing review of investment results, and considering the relative market conditions during certain reporting periods, the board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the comparable Lipper category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, as well as in relation to the risks assumed by the adviser in sponsoring and managing the fund, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and

American Funds Corporate Bond Fund	43

retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that CRMC bears the cost of third-party research. The board and committee also noted that CRMC benefitted from the use of commissions from portfolio transactions made on behalf of the fund to facilitate payment to certain broker-dealers for research to comply with regulatory requirements applicable to these firms, with all such amounts reimbursed by CRMC. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its track record of investing in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of a number of large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and CRMC’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

44	American Funds Corporate Bond Fund

Liquidity Risk Management Program	unaudited

The fund has adopted a liquidity risk management program (the “program”). The fund’s board has designated Capital Research and Management Company (“CRMC”) as the administrator of the program. Personnel of CRMC or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Capital Group Liquidity Risk Management Committee.

Under the program, CRMC manages the fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. This risk is managed by monitoring the degree of liquidity of the fund’s investments, limiting the amount of the fund’s illiquid investments, and utilizing various risk management tools and facilities available to the fund for meeting shareholder redemptions, among other means. CRMC’s process of determining the degree of liquidity of the fund’s investments is supported by one or more third-party liquidity assessment vendors.

The fund’s board reviewed a report prepared by CRMC regarding the operation and effectiveness of the program for the period October 1, 2021, through September 30, 2022. No significant liquidity events impacting the fund were noted in the report. In addition, CRMC provided its assessment that the program had been effective in managing the fund’s liquidity risk.

American Funds Corporate Bond Fund	45

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46	American Funds Corporate Bond Fund

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American Funds Corporate Bond Fund	47

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48	American Funds Corporate Bond Fund

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American Funds Corporate Bond Fund	49

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Francisco G. Cigarroa, MD, 1957	2021	Professor of Surgery, University of Texas Health San Antonio; Trustee, Ford Foundation; Clayton Research Scholar, Clayton Foundation for Biomedical Research	88	None
Nariman Farvardin, 1956	2018	President, Stevens Institute of Technology	93	None
Jennifer C. Feikin, 1968	2022	Business Advisor; previously held positions at Google, AOL, 20th Century Fox and McKinsey & Company; Trustee, The Nature Conservancy of Utah; former Trustee, The Nature Conservancy of California	97	Hertz Global Holdings, Inc.
Leslie Stone Heisz, 1961	2022	Former Managing Director, Lazard (retired, 2010); Director, Kaiser Permanente (California public benefit corporation); former Lecturer, UCLA Anderson School of Management	97	Edwards Lifesciences; Public Storage
Mary Davis Holt, 1950	2015-2016; 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993-2003)	89	None
Merit E. Janow, 1958	2012	Dean Emerita and Professor of Practice, International Economic Law & International Affairs, Columbia University, School of International and Public Affairs	99	Aptiv (autonomous and green vehicle technology); Mastercard Incorporated
Margaret Spellings, 1957 Chair of the Board (Independent and Non-Executive)	2012	President and CEO, Texas 2036; former President, Margaret Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina	93	None
Alexandra Trower, 1964	2018	Former Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	88	None
Paul S. Williams, 1959	2020	Former Partner/Managing Director, Major, Lindsey & Africa (executive recruiting firm)	88	Air Transport Services Group, Inc. (aircraft leasing and air cargo transportation); Public Storage, Inc.

Interested trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Michael C. Gitlin 1970 Trustee	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Vice Chairman and Director, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]	88	None
Karl J. Zeile, 1966 Trustee	2019	Partner — Capital Fixed Income Investors, Capital Research and Management Company	23	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

50	American Funds Corporate Bond Fund

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Scott Sykes, 1971 President	2018	Partner — Capital Fixed Income Investors, Capital Research and Management Company
Kristine M. Nishiyama, 1970 Principal Executive Officer	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Chair, Senior Vice President, General Counsel and Director, Capital Bank and Trust Company[6]
Michael W. Stockton, 1967 Executive Vice President	2021	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Karen Choi, 1973 Senior Vice President	2019	Partner — Capital Fixed Income Investors, Capital Research and Management Company
Steven I. Koszalka, 1964 Secretary	2012	Vice President — Fund Business Management Group, Capital Research and Management Company
Becky L. Park, 1979 Treasurer	2021	Vice President — Investment Operations, Capital Research and Management Company
Jane Y. Chung, 1974 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Vice President — Investment Operations, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2012	Senior Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

American Funds Corporate Bond Fund	51

Office of the fund

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address nearest you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111-2900

Counsel

Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110-1726

Independent registered public accounting firm

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

52	American Funds Corporate Bond Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

American Funds Corporate Bond Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of American Funds Corporate Bond Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 2023, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

Bloomberg® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietaary rights in the BLoomberg indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express of implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

American Funds Distributors, Inc.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemTM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 28 years of investment industry experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes
Equity-focused funds have beaten their Lipper peer indexes in 90% of 10-year periods and 99% of 20-year periods.[2] Relative to their peers, our fixed income funds have helped investors achieve better diversification through attention to correlation between bonds and equities.[3] Fund management fees have been among the lowest in the industry.[4]

[1]	Investment industry experience as of December 31, 2022.
[2]	Based on Class F-2 share results for rolling monthly 10- and 20-year periods starting with the first 10- or 20-year period after each mutual fund’s inception through December 31, 2022. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary. Past results are not predictive of results in future periods.
[3]

Based on Class F-2 share results as of December 31, 2022. Sixteen of the 18 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation lower than their respective Morningstar peer group averages. S&P 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1.

A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.

[4]	On average, our mutual fund management fees were in the lowest quintile 62% of the time, based on the 20-year period ended December 31, 2022, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Refer to capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Paul S. Williams, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

 ITEM 4 – Principal Accountant Fees and Services

		CBF

Registrant:
a) Audit Fees:
Audit	2022	83,000
	2023	86,000

b) Audit-Related Fees:
	2022	None
	2023	None

c) Tax Fees:
	2022	9,000
	2023	9,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2022	None
	2023	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2022	None
	2023	None
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
	2022	None
	2023	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2022	None
	2023	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $9,000 for fiscal year 2022 and $9,000 for fiscal year 2023. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS CORPORATE BOND FUND

By __/s/ Kristine M. Nishiyama________________
Kristine M. Nishiyama, Principal Executive Officer

Date: July 31, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Kristine M. Nishiyama_____________
Kristine M. Nishiyama, Principal Executive Officer

Date: July 31, 2023

By ___/s/ Becky L. Park__________________
Becky L. Park, Treasurer and Principal Financial Officer

Date: July 31, 2023